EXHIBIT

================================================================================



                           IMPAC SECURED ASSETS CORP.,
                                  as Depositor,


                           IMPAC FUNDING CORPORATION,
                               as Master Servicer,


                                       and


                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                   as Trustee




                        ---------------------------------


                         POOLING AND SERVICING AGREEMENT

                          Dated as of September 1, 1999

                        ---------------------------------


                       Mortgage Pass-Through Certificates

                                  Series 1999-1



================================================================================

                                                 TABLE OF CONTENTS

                                                 -----------------
                                                                                                               Page
                                                                                                               ----
ARTICLE I

         DEFINITIONS..............................................................................................3
         1.01.  Defined Terms.....................................................................................3
         Accrual Period...........................................................................................3
         Accrued Certificate Interest.............................................................................3
         Advance  ................................................................................................4
         Agreement................................................................................................4
         Anniversary..............................................................................................4
         Assignment...............................................................................................4
         Available Distribution Amount............................................................................4
         Available Funds..........................................................................................4
         Bankruptcy Code..........................................................................................4
         Bankruptcy Loss..........................................................................................5
         Basis Risk Shortfall.....................................................................................5
         Basis Risk Shortfall Carry-Forward Amount................................................................5
         Book-Entry Certificate...................................................................................5
         Business Day.............................................................................................5
         Cash Liquidation.........................................................................................5
         Certificate..............................................................................................5
         Certificate Account......................................................................................5
         Certificate Account Deposit Date.........................................................................5
         Certificateholder" or "Holder............................................................................6
         Certificate Insurer Premium..............................................................................6
         Certificate Insurer Premium Rate.........................................................................6
         Certificate Owner........................................................................................6
         Certificate Principal Balance............................................................................6
         Certificate Register.....................................................................................6
         Class    ................................................................................................6
         Class A Certificate......................................................................................7
         Class A Margin...........................................................................................7
         Certificate..............................................................................................7
         Closing Date.............................................................................................7
         Code     ................................................................................................7
         Collateral Value.........................................................................................7
         Commission...............................................................................................8
         Compensating Interest....................................................................................8
         Corporate Trust Office...................................................................................8
         Cumulative Loss Percentage...............................................................................8
         Curtailment..............................................................................................8
         Custodial Account........................................................................................8


                                                         i



                                                                                                               Page
                                                                                                               ----

         Cut-off Date.............................................................................................8
         Cut-off Date Balance.....................................................................................8
         Debt Service Reduction...................................................................................8
         Defaulted Mortgage Loan..................................................................................9
         Defaulted Mortgage Loss..................................................................................9
         Deficient Valuation......................................................................................9
         Definitive Certificate...................................................................................9
         Deleted Mortgage Loan....................................................................................9
         Delinquency Percentage...................................................................................9
         Depositor................................................................................................9
         Depository..............................................................................................10
         Depository Participant..................................................................................10
         Determination Date......................................................................................10
         Disqualified Organization...............................................................................10
         Distribution Date.......................................................................................10
         DLJIC    ...............................................................................................10
         Due Date ...............................................................................................10
         Due Period..............................................................................................11
         Eligible Account........................................................................................11
         Event of Default........................................................................................11
         Excess Proceeds.........................................................................................11
         Fannie Mae..............................................................................................11
         FDIC     ...............................................................................................11
         Final Disposition.......................................................................................11
         Final Scheduled Distribution Date.......................................................................12
         Freddie Mac.............................................................................................12
         Guarantor...............................................................................................12
         Funding  ...............................................................................................12
         Initial Certificate Principal Balance...................................................................12
         Insurance Policy........................................................................................12
         Insurance Proceeds......................................................................................12
         Insurer Default.........................................................................................13
         Late Collections........................................................................................13
         Late Payment Rate.......................................................................................13
         Liquidation Proceeds....................................................................................13
         Loan-to-Value Ratio.....................................................................................14
         Lost Note Affidavit.....................................................................................14
         Master Servicer.........................................................................................14
         Servicing Fees..........................................................................................14
         Servicing Fee Rate......................................................................................14
         Maturity Date...........................................................................................14
         Maximum I-LT3 Uncertificated Interest Deferral Amount...................................................14
         Minimum Spread Rate.....................................................................................14
         Monthly Payment.........................................................................................14


                                                         ii



                                                                                                               Page
                                                                                                               ----

         Moody's  ...............................................................................................15
         Mortgage ...............................................................................................15
         Mortgage File...........................................................................................15
         Mortgage Loan...........................................................................................15
         Mortgage Loan Accrued Interest..........................................................................15
         Mortgage Loan Purchase Agreement........................................................................15
         Mortgage Loan Schedule..................................................................................15
         Mortgage Note...........................................................................................16
         Mortgage Rate...........................................................................................16
         Mortgaged Property......................................................................................16
         Mortgagor...............................................................................................17
         Net Monthly Excess Cash Flow............................................................................17
         Net Mortgage Rate.......................................................................................17
         Net WAC Cap Rate........................................................................................17
         Nonrecoverable Advance..................................................................................17
         Non-United States Person................................................................................17
         Notional Amount.........................................................................................17
         Officers' Certificate...................................................................................17
         Opinion of Counsel......................................................................................17
         OTS      ...............................................................................................18
         Outstanding.............................................................................................18
         Outstanding Mortgage Loan...............................................................................18
         Overcollateralization Deficit...........................................................................18
         Overcollateralization Increase Amount...................................................................18
         Overcollateralization Reduction Amount..................................................................19
         Ownership Interest......................................................................................19
         Pass-Through Rate.......................................................................................19
         Percentage Interest.....................................................................................20
         Permitted Investment....................................................................................20
         Permitted Transferee....................................................................................21
         Person   ...............................................................................................21
         Pool Principal Balance..................................................................................21
         Prepayment Interest Shortfall...........................................................................22
         Prepayment Period.......................................................................................22
         Primary Hazard Insurance Policy.........................................................................22
         Primary Insurance Policy................................................................................22
         Principal Distribution Amount...........................................................................22
         Principal Prepayment....................................................................................23
         Principal Prepayment in Full............................................................................23
         Purchase Price..........................................................................................23
         Qualified Insurer.......................................................................................23
         Qualified Substitute Mortgage Loan......................................................................24
         Radian   ...............................................................................................24
         Radian Insured Loans....................................................................................24
         Radian PMI Policy.......................................................................................24


                                                        iii



                                                                                                               Page
                                                                                                               ----

         Radian PMI Policy Rate..................................................................................24
         Rating Agency...........................................................................................24
         Realized Loss...........................................................................................25
         Record Date.............................................................................................25
         Regular Certificate.....................................................................................25
         Relief Act..............................................................................................25
         Relief Act Shortfalls...................................................................................25
         Remittance Report.......................................................................................28
         REO Acquisition.........................................................................................29
         REO Disposition.........................................................................................29
         REO Imputed Interest....................................................................................29
         REO Proceeds............................................................................................29
         REO Property............................................................................................29
         Request for Release.....................................................................................29
         Residual Certificate....................................................................................30
         Responsible Officer.....................................................................................30
         Rolling Delinquency Percentage..........................................................................30
         Seller   ...............................................................................................30
         Servicing Account.......................................................................................30
         Servicing Advances......................................................................................30
         Servicing Fees..........................................................................................31
         Servicing Fee Rate......................................................................................31
         Servicing Officer.......................................................................................31
         Single Certificate......................................................................................31
         Standard & Poor's.......................................................................................31
         Startup Day.............................................................................................31
         Stated Principal Balance................................................................................31
         Step-down Date..........................................................................................32
         Step-Up Date............................................................................................32
         Sub-Servicer............................................................................................32
         Sub-Servicer Remittance Date............................................................................32
         Sub-Servicing Account...................................................................................32
         Sub-Servicing Agreement.................................................................................32
         Tax Returns.............................................................................................32
         Transfer ...............................................................................................32
         Transferor..............................................................................................32
         Trustee  ...............................................................................................33
         Trustee's Fee...........................................................................................33
         Trustee Fee Rate........................................................................................33
         Uninsured Cause.........................................................................................34
         United States Person....................................................................................34
         Unpaid Interest Shortfalls..............................................................................34
         Voting Rights...........................................................................................34
         Yield Maintenance Agreement.............................................................................35


                                                         iv



                                                                                                               Page

         Yield Maintenance Agreement Counterparty................................................................35
         Yield Maintenance Agreement Purchase Price..............................................................35
         Yield Maintenance Notional Balance......................................................................35

ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS;
         ORIGINAL ISSUANCE OF CERTIFICATES.......................................................................38
         2.01.Conveyance of Mortgage Loans.......................................................................38
         2.02.    Acceptance of the Trust Fund by the Trustee....................................................41
         2.03.    Representations, Warranties and Covenants of the Master Servicer and the
                  Depositor......................................................................................42
         2.04.    Representations and Warranties of the Seller...................................................44
         2.05.    Issuance of Certificates Evidencing Interests in the Trust Fund................................46
         2.06.    Issuance of Class R-I Certificates.............................................................46
         2.07.    Conveyance of REMIC I Regular Interests; Acceptance of REMIC II by the
                  Trustee........................................................................................46
         2.08.    Issuance of Class R-II Certificates............................................................47
         2.09.    Conveyance of REMIC II Regular Interests; Acceptance of REMIC III by the
                  Trustee........................................................................................47
         2.10.    Issuance of REMIC III Certificates.............................................................47

ARTICLE III

         ADMINISTRATION AND SERVICING
         OF THE TRUST FUND.......................................................................................48
         3.01.    Master Servicer to Act as Master Servicer......................................................48
         3.02.    Sub-Servicing Agreements Between Master Servicer and Sub-Servicers.............................49
         3.03.    Successor Sub-Servicers........................................................................50
         3.04.    Liability of the Master Servicer...............................................................50
         3.05.    No Contractual Relationship Between Sub-Servicers and Trustee or
                  Certificateholders.............................................................................51
         3.06.    Assumption or Termination of Sub-Servicing Agreements by Trustee...............................51
         3.07.    Collection of Certain Mortgage Loan Payments...................................................52
         3.08.    Sub-Servicing Accounts.........................................................................53
         3.09.    Collection of Taxes, Assessments and Similar Items; Servicing Accounts.........................54
         3.10.    Custodial Account..............................................................................54
         3.11.    Permitted Withdrawals From the Custodial Account...............................................55
         3.12.    Permitted Investments..........................................................................56
         3.13.    Maintenance of Primary Hazard Insurance. ......................................................57
         3.14.    Enforcement of Due-on-Sale Clauses; Assumption Agreements......................................59
         3.15.    Realization Upon Defaulted Mortgage Loans......................................................60
         3.16.    Trustee to Cooperate; Release of Mortgage Files................................................62
         3.17.    Servicing Compensation.........................................................................63


                                                         v



                                                                                                               Page
                                                                                                               ----

         3.18.    Maintenance of Certain Servicing Policies......................................................63
         3.19.    Annual Statement as to Compliance..............................................................64
         3.20.    Annual Independent Public Accountants' Servicing Statement.....................................64
         3.21.    Access to Certain Documentation................................................................65
         3.22.    Title, Conservation and Disposition of REO Property............................................65
         3.23.    Additional Obligations of the Master Servicer..................................................68
         3.24     Optional Purchase of Defaulted Mortgage Loans..................................................68
         3.25.    Additional Obligations of the Depositor........................................................68
         3.26.    Periodic Filings with the Securities and Exchange Commission; Additional
                  Information....................................................................................69

ARTICLE IV

         PAYMENTS TO CERTIFICATEHOLDERS..........................................................................70
         4.01.    Certificate Account; Distributions.............................................................70
         4.02.  Statements to Certificateholders.................................................................74
         4.03.    Remittance Reports; Advances by the Master Servicer............................................76
         4.04.      Allocation of Realized Losses................................................................78
         4.05.    Information Reports to Be Filed by the Master Servicer.........................................78
         4.06.    Compliance with Withholding Requirements.......................................................79
         4.07.    Yield Maintenance Agreement and Reserve Fund...................................................79
         4.08.    The Policy.....................................................................................80

ARTICLE V

         THE CERTIFICATES........................................................................................82
         5.01.    The Certificates...............................................................................82
         5.02.    Registration of Transfer and Exchange of Certificates..........................................83
         5.03.    Mutilated, Destroyed, Lost or Stolen Certificates..............................................88
         5.04.    Persons Deemed Owners..........................................................................88

ARTICLE VI

         THE DEPOSITOR AND THE MASTER SERVICER...................................................................89
         6.01.    Liability of the Depositor and the Master Servicer.............................................89
         6.02.    Merger, Consolidation or Conversion of the Depositor or the Master Servicer
                   ..............................................................................................89
         6.03.    Limitation on Liability of the Depositor, the Master Servicer and Others.......................89
         6.04.    Limitation on Resignation of the Master Servicer...............................................90
         6.05.    Sale and Assignment of Master Servicing........................................................90

ARTICLE VII

         DEFAULT.................................................................................................92


                                       vi



                                                                                                               Page
                                                                                                               ----

         7.01.    Events of Default..............................................................................92
         7.02.    Trustee to Act; Appointment of Successor.......................................................94
         7.03.    Notification to Certificateholders.............................................................95
         7.04.    Waiver of Events of Default....................................................................95
         7.05.    List of Certificateholders.....................................................................96

ARTICLE VIII

         CONCERNING THE TRUSTEE..................................................................................97
         8.01.    Duties of Trustee..............................................................................97
         8.02.    Certain Matters Affecting the Trustee..........................................................98
         8.03.    Trustee Not Liable for Certificates or Mortgage Loans..........................................99
         8.04.    Trustee May Own Certificates..................................................................100
         8.05.    Trustee's Fees................................................................................100
         8.06.    Eligibility Requirements for Trustee..........................................................100
         8.07.    Resignation and Removal of the Trustee........................................................101
         8.08.    Successor Trustee.............................................................................102
         8.09.    Merger or Consolidation of Trustee............................................................102
         8.10.    Appointment of Co-Trustee or Separate Trustee.................................................103

ARTICLE IX

         TERMINATION............................................................................................105
         9.01.    Termination Upon Repurchase or Liquidation of All Mortgage Loans..............................105

ARTICLE X

         REMIC PROVISIONS.......................................................................................108
         10.01.   REMIC Administration..........................................................................108
         10.02.   Prohibited Transactions and Activities........................................................111
         10.03.   Master Servicer and Trustee Indemnification...................................................111

ARTICLE XI

         MISCELLANEOUS PROVISIONS...............................................................................112
         11.01.   Amendment.....................................................................................112
         11.02.   Recordation of Agreement; Counterparts........................................................113
         11.03.   Limitation on Rights of Certificateholders....................................................114
         11.04.   Governing Law.................................................................................114
         11.05.   Notices.......................................................................................115
         11.06.   Severability of Provisions....................................................................115
         11.07.   Successors and Assigns; Third Party Beneficiary...............................................115
         11.08.   Article and Section Headings..................................................................115
         11.09.   Notice to Rating Agencies.....................................................................116


                                                        vii




         11.10.   Rights of the Insurer.........................................................................117

Signatures
Acknowledgments

Exhibit A      Form of Class A Certificate
Exhibit B-1    Form of Class SB Certificate
Exhibit B-2    Form of Class R Certificate
Exhibit C      Form of Trustee Initial Certification
Exhibit D      Form of Trustee Final Certification
Exhibit E      Form of Remittance Report
Exhibit F-1    Request for Release
Exhibit F-2    Request for Release for Mortgage Loans Paid in Full
Exhibit G-1    Form of Investor Representation Letter
Exhibit G-2    Form of Transferor Representation Letter
Exhibit G-3    Form of Rule 144A Investment Representation
Exhibit G-4    Transferor Certificate for Transfers of Residual Certificates
Exhibit G-5    Transfer Affidavit and Agreement for Transfers of Residual
               Certificates
Exhibit G-6    Form of Investor Representation Letter for Insurance Companies
Exhibit H      Mortgage Loan Schedule
Exhibit I      Seller Representations and Warranties
Exhibit J      Form of Notice Under Section 3.24
Exhibit K      Certificate Guaranty Insurance Policy
Exhibit L      Schedule of Yield Maintenance Notional Balances

                  This Pooling and Servicing Agreement, dated and effective as of September 1, 1999, among Impac Secured Assets Corp., as depositor (the "Depositor"), Impac Funding Corporation, as master servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as trustee (the "Trustee").

                             PRELIMINARY STATEMENT:

                  The Depositor intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein).

                                     REMIC I
                                     -------

           As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, the remittance rate (the "REMIC I Remittance Rate"), the initial Uncertificated Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests. None of the REMIC I Regular Interests will be certificated.

                                 REMIC I                Initial Uncertificated             Latest Possible
    Designation              Remittance Rate                    Balance                   Maturity Date(1)
    -----------              ---------------                    -------                   ----------------
       I-LT1                  Variable(2)                  $134,556,966.50                October 25, 2032
       I-LT2                  Variable(2)                     1,331,800.00                October 25, 2032
       I-LT3                  Variable(2)                     1,414,260.50                October 25, 2032

-------------------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, three years after the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.

(2) Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.

                                    REMIC II
                                    --------

         As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC II. The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "REMIC II Remittance Rate") and initial Uncertificated Balance for each of the "regular interests" in REMIC

II (the "REMIC II Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC II Regular Interest shall be the first Distribution Date that follows the stated maturity date for the Mortgage Loan included in the Trust Fund as of the Closing Date with the longest remaining term to stated maturity. None of the REMIC II Regular Interests will be certificated.

                                REMIC II                Initial Uncertificated             Latest Possible
    Designation              Remittance Rate                    Balance                   Maturity Date(1)
      II-LT1                  Variable(2)                 $134,556,966.50                 October 25, 2032
      II-LT2                  Variable(2)                    1,331,800.00                 October 25, 2032
      II-LT3                  Variable(2)                    1,414,260.50                 October 25, 2032
     II-LT2-S                 Variable(2)                           (3)                   October 25, 2032

-------------------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, three years after the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC II Regular Interest.

(2) Calculated in accordance with the definition of "REMIC II Remittance Rate" herein.

(3) This REMIC II Regular Interest has no Uncertificate Balance but will accrue interest at the related REMIC II Remittance Rate on the related Uncertificated Notional Account, which is equal to the Uncertificated Balance of the Uncertificated Corresponding Component.

                                    REMIC III
                                    ---------

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC III. The Class R-III Certificates will represent the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance, certain features, Maturity Date and initial ratings for each Class of Certificates comprising the interests representing "regular interests" in REMIC III (the "REMIC III Regular Certificates"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC III Regular Certificates shall be the first Distribution Date that follows the stated maturity date for the Mortgage Loan included in the Trust Fund as of the Closing Date with the longest remaining term to stated maturity.

                                PASS-
                               THROUGH     INITIAL CERTIFICATE
 DESIGNATION     TYPE           RATE        PRINCIPAL BALANCE      FEATURES      MATURITY DATE    INITIAL RATINGS
 -----------     ----           ----        -----------------      --------      -------------    ---------------
                                                                                                    S&P    MOODY'S
Class A         Senior      Adjustable(1)    $133,180,000.00       Senior      October 25, 2032     AAA      Aaa
Class SB      Subordinate  Adjustable(1)(2)        N/A          Subordinate    October 25, 2032     N/R      N/R
Class R-I      Residual          N/A               N/A             Residual    October 25, 2032     N/R      N/R
Class R-II     Residual          N/A               N/A             Residual    October 25, 2032     N/R      N/R
Class R-III    Residual          N/A               N/A             Residual    October 25, 2032     N/R      N/R

------------------
(1) Calculated in accordance with the definition of "Pass-Through Rate" herein.

(2) The Class SB Certificates will accrue interest at their variable Pass-Through Rate on their Notional Amount outstanding from time to time which shall equal the Pool Principal Balance.


         As of the Cut-off Date, the Mortgage Loans have a Pool Principal Balance equal to approximately $137,303,027.

         In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01.  Defined Terms.

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

                  "Accrual Period": With respect to any Distribution Date, the period from the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) through the day preceding such Distribution Date.

                  "Accrued Certificate Interest": With respect to each Distribution Date and the Class A Certificates, interest accrued during the related Accrual Period on the Certificate Principal Balance thereof at the then-applicable Pass-Through Rate. With respect to each Distribution Date and the Class SB Certificates, interest accrued during the related Accrual Period on the Notional Amount thereof at the then-applicable Pass-Through Rate for such Certificate reduced by any interest shortfalls with respect to the Mortgage Loans, including Prepayment Interest Shortfalls to the extent not covered by Compensating Interest pursuant to
Section 3.23. In addition, Accrued Certificate Interest with respect to each Distribution Date, as to any Class SB Certificate, shall be reduced by an amount equal to the interest portion of Realized Losses allocated to the Overcollateralization Amount pursuant to Section 4.04 hereof. Accrued Certificate Interest on the Class A and Class SB Certificates will be calculated on the basis of the actual number of days in the related Accrual Period and a 360-day year.

                  "Advance": As to any Mortgage Loan, any advance made by the Master Servicer on any Distribution Date pursuant to Section 4.03.

                  "Agreement": This Pooling and Servicing Agreement and all amendments hereof.

                  "Anniversary": Each anniversary of September 1, 1999.

                  "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

                  "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (a) the sum of (i) the balance on deposit in the Custodial Account as of the close of business on the related Determination Date and (ii) the aggregate amount of any Advances made and all amounts required to be paid by the Master Servicer pursuant to Sections 3.13 and
3.23 by deposits into the Certificate Account on the immediately preceding Certificate Account Deposit Date, reduced by (b) the sum, as of the close of business on the related Determination Date, of (i) Monthly Payments collected but due during a Due Period subsequent to the Due Period ending on the first day of the month of the related Distribution Date, (ii) all interest or other income earned on deposits in the Custodial Account or the Certificate Account, (iii) any other amounts reimbursable or payable to the Master Servicer or any Sub-Servicer pursuant to Section 3.11, including unpaid Master Servicing Fees and Servicing Fees, and (iv) Insurance Proceeds, Liquidation Proceeds, Principal Prepayments, REO Proceeds and the proceeds of Mortgage Loan purchases made pursuant to Section 2.02, 2.04, 3.14, 3.22 or 3.24, in each case received or made in the month of such Distribution Date.

                  "Available Funds": With respect to any Distribution Date, an amount equal to the Available Distribution Amount for such Distribution Date, plus any amounts withdrawn from the Reserve Fund for distribution to the Insurer or the Class A Certificateholders pursuant to Section 4.07(b), minus (i) the Trustee's Fees for such Distribution Date and (ii) the Certificate Insurer Premium for such Distribution Date.

                  "Bankruptcy Code":  The Bankruptcy Code of 1978, as amended.

                  "Bankruptcy Loss": With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction.

                  "Basis Risk Shortfall": With respect to each Distribution Date on which the Net WAC Cap Rate is used to determine the Pass-Through Rate on the Class A Certificates, an amount equal to the excess, if any, of (x) Accrued Certificate Interest on the Class A Certificates calculated pursuant to the lesser of clause (i) or clause (ii) of the definition of Pass-Through Rate over
(y) Accrued Certificate Interest on the Class A Certificates calculated pursuant to clause (iii) of the definition of Pass-Through Rate for the Class A Certificates.

                  "Basis Risk Shortfall Carry-Forward Amount": With respect to each Distribution Date, the aggregate amount of Basis Risk Shortfall for the Class A Certificates on such Distribution Date, plus any unreimbursed Basis Risk Shortfall from prior Distribution Dates, plus interest thereon at the related Pass-Through Rate.

                  "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in California or New York (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to close.

                  "Cash Liquidation": As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

                  "Certificate":  Any Class A, Class SB, or Class R Certificate.

                  "Certificate Account": The trust account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Bankers Trust Company of California, N.A., in trust for registered holders of Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 1999- 1, and which account or accounts must each be an Eligible Account. Any such account or accounts created and maintained subsequent to the Closing Date shall be subject to the approval of the Insurer, which approval shall not be unreasonably withheld.

                  "Certificate Account Deposit Date": With respect to any Distribution Date, the third Business Day immediately preceding such Distribution Date.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that, only a Permitted Transferee shall be a holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which such Certificate is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01. The Trustee shall be entitled to rely upon a certification of the Depositor or the Master Servicer in determining if any Certificates are registered in the name of the respective affiliate. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register. Unless otherwise indicated in this Agreement or the Mortgage Loan Purchase Agreement, whenever reference is made to the actions taken by the Trustee on behalf of the Certificateholders, such reference shall include the Insurer as long as there is no Insurer Default continuing.

                  "Certificate Insurer Premium": The premium payable to the Insurer on each Distribution Date in an amount equal to 1/12th of the product of
(i) the Certificate Insurer Premium Rate and (ii) the aggregate Certificate Principal Balance of the Class A Certificates on such Distribution Date (after giving effect to any distributions of principal to be made on such Distribution
Date).

                  "Certificate Insurer Premium Rate": With respect to the Mortgage Loans and any date of determination, the per annum rate specified in the Insurance Agreement for the purpose of calculating the Certificate Insurer Premium.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

                  "Certificate Principal Balance": With respect to any Class A Certificate, an amount equal to the initial Certificate Principal Balance thereof as reduced by all amounts actually distributed to the holders of such Class A Certificate on all prior Distribution Dates on account of principal.

                  "Certificate Register": The register maintained pursuant to
Section 5.02.

                  "Class": Collectively, all of the Certificates bearing the same designation.

                  "Class A Certificate": Any one of the Class A Certificates, each executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A and each evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class A Margin": A rate equal to 0.40% per annum prior to the Step-Up Date and 0.80% per annum thereafter.

                  "Class R Certificate": Any Class R-I, Class R-II or Class R-III Certificate.

                  "Class R-I Certificate": Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Trustee substantially in the form annexed hereto as Exhibit B-2 and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

                  "Class R-II Certificate": Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Trustee substantially in the form annexed hereto as Exhibit B-2 and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

                  "Class R-III Certificate": Any one of the Class R-III Certificates executed by the Trustee and authenticated by the Trustee substantially in the form annexed hereto as Exhibit B-2 and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class SB Certificate": Any one of the Class SB Certificates executed by the Trustee and authenticated by the Trustee substantially in the form annexed hereto as Exhibit B-1, subordinate to the Class A Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.04, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Closing Date":  September 30, 1999.

                  "Code":  The Internal Revenue Code of 1986, as amended.

                  "Collateral Value": The appraised value of a Mortgaged Property based upon the lesser of (i) the appraisal (as reviewed and approved by the Seller) made at the time of the origination of the related Mortgage Loan, or
(ii) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the Mortgaged Property based upon the appraisal (as reviewed and approved by the Seller) obtained at the time of refinancing.

                  "Commission":  The Securities and Exchange Commission.

                  "Compensating Interest": With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the Master Servicing Fees and Servicing Fees for such Distribution Date.

                  "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business related to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 3 Park Plaza, 16th Floor, Irvine, California 92614, Attention: Impac Secured Assets Corp. Series 1999-1.

                  "Cumulative Loss Percentage": As to any Distribution Date and the Mortgage Loans, the percentage equivalent of the fraction obtained by dividing (i) the aggregate of Realized Losses on the Mortgage Loans from the Cut-off Date through such Distribution Date by (ii) the Cut-off Date Balance.

                  "Cumulative Insurance Payments": As of any time of determination, the aggregate amount of all Insured Amounts previously paid by the Insurer under the Policy in respect of the Class A Certificates and any other amounts due to the Insurer pursuant to the Insurance Agreement, minus the aggregate of all payments previously made to the Insurer pursuant to Section 4.01(e)(iii) hereof as reimbursement for such Insured Amounts and such other amounts due, plus interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the Late Payment Rate.

                  "Curtailment": Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

                  "Custodial Account": The custodial account or accounts created and maintained pursuant to Section 3.10 in the name of a depository institution, as custodian for the holders of the Certificates and for the Insurer, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in
Section 3.10 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

                  "Cut-off Date":  September 1, 1999.

                  "Cut-off Date Balance":  $137,303,027.00

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

                  "Defaulted Mortgage Loan" means any Mortgage Loan as to which the Mortgagor has failed to make unexcused three or more consecutive scheduled Monthly Payments.

                  "Defaulted Mortgage Loss": With respect to any Mortgage Loan, any loss that is attributable to the Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note.

                  "Deficiency Amount": With respect to the Class A Certificates as of any Distribution Date, (A) with respect to each Distribution Date prior to the Final Scheduled Distribution Date, an amount equal to the sum of (i) the excess, if any, of Accrued Certificate Interest on the Class A Certificates for such Distribution Date over the Available Funds for such Distribution Date and
(ii) any Overcollateralization Deficit; and (B) with respect to the Final Scheduled Distribution Date, an amount equal to the sum of (i) the excess, if any, of Accrued Certificate Interest on the Class A Certificates over the Available Funds for such Distribution Date and (ii) the excess, if any, of the Certificate Principal Balance of all Outstanding Certificates due on such Final Scheduled Distribution Date over the Available Funds for such Distribution Date not used to pay Accrued Certificate Interest on the Class A Certificates for such Final Scheduled Distribution Date. The Deficiency Amount does not include any Basis Risk Shortfalls, Relief Act Shortfalls, or Prepayment Interest Shortfalls.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

                  "Definitive Certificate": Any definitive, fully registered Certificate.

                  "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

                  "Delinquency Percentage": As of the last day of any Due Period and with respect to the Mortgage Loans, the percentage equivalent of a fraction, the numerator of which equals the aggregate Stated Principal Balance of the Mortgage Loans that are 60 or more days delinquent, in foreclosure or converted to REO Properties as of such last day of such Due Period, and the denominator of which is the Pool Principal Balance as of the last day of such Due Period.

                  "Depositor": Impac Secured Assets Corp., or its successor in interest.

                  "Depository" The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Depository Participant": A broker, dealer, bank or other financial institutions or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date": The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

                  "Disqualified Organization": Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause either the REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in October 1999.

                  "DLJIC": DLJ International Capital, and its permitted successors and assigns.

                  "Due Date": The first day of the month of the related Distribution Date.

                  "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the related Due Date.

                  "Eligible Account": An account maintained with a federal or state chartered depository institution (i) the short-term obligations of which are rated A-1 or better by Standard & Poor's and P-1 or better by Moody's at the time of any deposit therein, or (ii) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (ii)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such Permitted Investment is an obligation of the institution that maintains the Certificate Account or Custodial Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iv) an account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Custodial Account or the Certificate Account will not have an adverse effect (without regard to the Policy) on the then-current ratings assigned to the Classes of the Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.

                  "Event of Default": One or more of the events described in
Section 7.01.

                  "Excess Overcollateralization Amount": With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralization Amount on such Distribution Date over (b) the Required Overcollateralization Amount.

                  "Excess Proceeds":  As defined in Section 3.22.

                  "Fannie Mae": Federal National Mortgage Association or any successor.

                  "FDIC": Federal Deposit Insurance Corporation or any successor.

                  "Final Disposition": With respect to a defaulted Mortgage Loan is deemed to have occurred upon a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

                  "Final Scheduled Distribution Date": The Distribution Date occurring in October 2029.

                  "Freddie Mac": Federal Home Loan Mortgage Corporation or any successor.

                  "Guarantor": Impac Mortgage Holdings, Inc., or its successor in interest.

                  "Impac Funding": Impac Funding Corporation, in its individual capacity, or its successor in interest.

                  "Initial Certificate Principal Balance": With respect to the Class A Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

                  "Insurance Account": The account or accounts created and maintained pursuant to Section 4.08, which shall be entitled "Bankers Trust Company of California, N.A. , as trustee, in trust for the registered holders of Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 1999-1," and which must be an Eligible Account.

                  "Insurance Agreement": The Insurance and Indemnity Agreement, dated as of September 30, 1999, among the Insurer, the Trustee, the Guarantor, the Master Servicer and the Depositor.

                  "Insurance Policy": With respect to any Mortgage Loan, any insurance policy (including the Radian PMI Policy) which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

                  "Insurance Proceeds": Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Hazard Insurance Policy, any Insurance Policy, any title insurance policy or any other insurance policy covering a Mortgage Loan, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

                  "Insured Amount": With respect to the Class A Certificates, as of any Distribution Date, the sum of any Deficiency Amount and Preference Amount, if any, for such Distribution Date.

                  "Insurer": Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation or its successors in interest.

                  "Insurer Account": An account of the Insurer maintained at Citibank, N.A. (ABA No. 021-000089), Account No. 40609486, Attention: Pamela Dottin, or such other account as may be designated by the Insurer to the Trustee in writing not less than five Business Days prior to the related Distribution Date.

                  "Insurer Default": The existence and continuance of any of the following: (a) a failure by the Insurer to make a payment required under the Policy in accordance with its terms; or (b)(i) the Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (ii) a court of competent jurisdiction, the Wisconsin insurance department or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer).

                  "Late Collections": With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquida tion Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

                  "Late Payment Rate": The rate defined in the Insurance Agreement.

                  "LIBOR": With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

                  "LIBOR Business Day": Any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in London, England are required or authorized to by law to be closed.

                  "LIBOR Rate Adjustment Date": With respect to each Distribution Date, the second LIBOR Business Day immediately preceding the commencement of the related Accrual Period.

                  "Liquidation Proceeds": Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received in respect of any REO Property.

                  "Loan-to-Value Ratio": As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Collateral Value of the related Mortgaged Property.

                  "Lost Note Affidavit": With respect to any Mortgage Note, an original lost note affidavit from the Seller stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note.

                  "Master Servicer": Impac Funding Corporation, or any successor master servicer appointed as herein provided.

                  "Master Servicing Fees": As to each Mortgage Loan, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at the Master Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the calendar month preceding the month in which the payment is due (alternatively, in the event such payment of interest accompanies a Principal Prepayment in full made by the Mortgagor, interest for the number of days covered by such payment of interest).

                  "Master Servicing Fee Rate": With respect to each Mortgage Loan, the per annum rate of 0.03%.

                  "Maturity Date": With respect to the Class A Certificates, the latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is October 25, 2032, which is three years after the Distribution Date following the latest scheduled maturity date of any Mortgage Loan.

                  "Maximum I-LT3 Uncertificated Interest Deferral Amount": With respect to any Distribution Date, Uncertificated Interest for the REMIC I Regular Interest I-LT3 for such Distribution Date.

                  "Minimum Spread Rate": With respect to the first nine Distribution Dates, 0.00% per annum, and with respect to any Distribution Date thereafter, 0.50% per annum.

                  "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note as originally executed (after adjustment, if any, for Principal Prepayments and for Deficient Valuations occurring prior to such Due Date, and after any adjustment by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

                  "Moody's": Moody's Investors Service, Inc., or its successor in interest.

                  "Mortgage": The mortgage, deed of trust or any other instrument securing the Mortgage Loan.

                  "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided, that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

                  "Mortgage Loan": Each of the mortgage loans, transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.04 and from time to time held in the Trust Fund (including any Qualified Substitute Mortgage Loans), the Mortgage Loans so transferred, assigned and held being identified in the Mortgage Loan Schedule. As used herein, the term "Mortgage Loan" includes the related Mortgage Note and Mortgage.

                  "Mortgage Loan Accrued Interest": With respect to each Mortgage Loan and each Due Date, the aggregate amount of interest accrued at the Mortgage Rate in respect of such Mortgage Loan since the preceding Due Date (or in the case of the initial Due Date, since the Cut-off Date) to but not including such Due Date with respect to which the Mortgage Loan Accrued Interest is being calculated in accordance with the terms of such Mortgage Loan, after giving effect to any previous Principal Prepayments, Deficient Valuation or Debt Service Reduction in respect of such Mortgage Loan.

                  "Mortgage Loan Purchase Agreement": The Mortgage Loan Purchase Agreement dated as of September 1, 1999, among Impac Funding Corporation, as seller, the Guarantor, as guarantor, and the Depositor as purchaser, and all amendments thereof and supplements thereto.

                  "Mortgage Loan Schedule": As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans with accompanying information transferred on the Closing Date to the Trustee as part of the Trust Fund for the Certificates, attached hereto as Exhibit H (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans) (and, for purposes of the Trustee pursuant to Section 2.02, in computer-readable form as delivered to the Trustee), which list shall set forth the following information with respect to each Mortgage Loan:

                  (i) the loan number and name of the Mortgagor;

                  (ii) the street address, city, state and zip code of the Mortgaged Property;

                  (iii) the original term to maturity;

                  (iv) (A) the original principal balance and (B) the original Mortgage Rate;

                  (v) the first payment date;

                  (vi) the type of Mortgaged Property;

                  (vii) the Monthly Payment in effect as of the Cut-off Date;

                  (viii) the principal balance as of the Cut-off Date;

                  (ix) the Mortgage Rate as of the Cut-off Date;

                  (x) the occupancy status;

                  (xi) the purpose of the Mortgage Loan;

                  (xii) the Collateral Value of the Mortgaged Property;

                  (xiii) the original term to maturity;

                  (xiv) the paid-through date of the Mortgage Loan;

                  (xv) the Master Servicing Fee Rate and Servicing Fee Rate;

                  (xvi) the Net Mortgage Rate for such Mortgage Loan; and

                  (xvii) the documentation type.

                  The Mortgage Loan Schedule may be in the form of more than one schedule, collectively setting forth all of the information required.

                  "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgage Rate": With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the Mortgage Note.

                  "Mortgaged Property": The underlying property securing a Mortgage Loan.

                  "Mortgagor":  The obligor or obligors on a Mortgage Note.

                  "Net Monthly Excess Cash Flow": With respect to each Distribution Date, the amount of Available Funds remaining to be distributed on each Distribution Date following distributions pursuant to clause (ii) of
Section 4.01(e) of this Agreement.

                  "Net Mortgage Rate": With respect to each Mortgage Loan, a per annum rate of interest equal to the then-applicable Mortgage Rate on such Mortgage Loan less the sum of the Master Servicing Fee Rate, the Servicing Fee Rate, the Certificate Insurer Premium Rate and the Trustee Fee Rate and, with respect to the Radian Insured Loans, the related Radian PMI Policy Rate.

                  "Net WAC Cap Rate": With respect to any Distribution Date, a rate equal to (i) the weighted average of the Net Mortgage Rates on the Mortgage Loans, weighted on the basis of the Stated Principal Balances thereof as of the start of the related Due Period, minus (ii) the Minimum Spread Rate.

                  "Nonrecoverable Advance": Any Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed Advance or Servicing Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance or Servicing Advance would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the Trustee.

                  "Non-United States Person": Any Person other than a United States Person.

                  "Notional Amount": With respect to the Class SB Certificates and any date of determination, the Pool Principal Balance.

                  "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Master Servicer or of the Sub-Servicer and delivered to the Depositor, Insurer and Trustee.

                  "Opinion of Counsel": A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, reasonably acceptable to the Trustee and Insurer; except that any opinion of counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account, (b) the qualification of REMIC I, REMIC II and REMIC III as REMICs, (c) compliance with the REMIC Provisions or (d) resignation of the Master Servicer pursuant to Section 6.04 must be an opinion of counsel who (i) is in fact independent of the

Depositor and the Master Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Master Servicer or in an affiliate of either and (iii) is not connected with the Depositor or the Master Servicer as an officer, employee, director or person performing similar functions.

                  "OTS":  Office of Thrift Supervision or any successor.

                  "Outstanding": With respect to the Class A Certificates, as of the date of determination, all Class A Certificates theretofore executed, authenticated and delivered under this Agreement except:

                         (i) Class A Certificates theretofore canceled by the Certificate Registrar or delivered to the Trustee for cancellation; and

                         (ii) Class A Certificates in exchange for or in lieu of which other Class A Certificates have been executed, authenticated and delivered pursuant to this Agreement unless proof satisfactory to the Trustee is presented that any such Class A Certificates are held by a holder in due course;

provided, however, that for purposes of effectuating the Insurer's right of subrogation as set forth in Section 4.08 of this Agreement only, all Class A Certificates that have been paid with funds provided under the Policy shall be deemed to be Outstanding until the Insurer has been reimbursed with respect thereto.

                  "Outstanding Mortgage Loan": As to any Due Date, a Mortgage Loan (including a Mortgage Loan related to an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased prior to such Due Date pursuant to Sections 2.02, 2.04, 3.14 or 3.24.

                  "Overcollateralization Amount": With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans immediately following such Distribution Date over
(b) the Certificate Principal Balance of the Class A Certificates (after taking into account distributions of the Principal Distribution Amount).

                  "Overcollateralization Deficit": On any Distribution Date, the amount by which the Certificate Principal Balance of the Class A Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

                  "Overcollateralization Increase Amount": With respect to each Distribution Date, the excess of (x) the Required Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date.

                  "Overcollateralization Reduction Amount": With respect to each Distribution Date, the lesser of (a) any Excess Overcollateralization Amount as of such Distribution Date and (b) the Principal Distribution Amount for such Distribution Date (other than with respect to clause (v) thereof).

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Pass-Through Rate": With respect to the Class A Certificates and each Accrual Period, a per annum rate equal to the least of (i) LIBOR plus the Class A Margin, (ii) 12.50% and (iii) the Net WAC Cap Rate.

                  With respect to the Class SB Certificates and any Distribution Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is equal to the sum of the amounts calculated pursuant to clauses (i) through (iv) below, and the denominator of which is the Pool Principal Balance. For purposes of calculating the Pass-Through Rate for the Class SB Certificates, the numerator is equal to the sum of the following components:

                           (i) the REMIC II Remittance Rate for REMIC II Regular Interest II-LT1 minus two (2) times the weighted average of the REMIC II Remittance Rates for REMIC II Regular Interests II-LT2 and II-LT3, with the rate on REMIC II Regular Interest II-LT3 equal to zero for the purpose of this calculation, applied to a notional amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LT1;

                           (ii) the REMIC II Remittance Rate for REMIC II Regular Interest II-LT2 minus two (2) times the weighted average of the REMIC II Remittance Rates for REMIC II Regular Interests II-LT2 and II-LT3, with the rate on REMIC II Regular Interest II-LT3 equal to zero for the purpose of this calculation, applied to a notional amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LT2;

                           (iii) the REMIC II Remittance Rate for REMIC II Regular Interest II-LT3 minus two (2) times the weighted average of the REMIC II Remittance Rates for REMIC II Regular Interests II-LT2 and II-LT3, with the rate on REMIC II Regular Interest II-LT3 equal to zero for the purpose of this calculation, applied to a notional amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LT3; and

                           (iv) 100% of the interest on REMIC II Regular Interest II-LT2-S.

                  "Percentage Interest": With respect to any Class A Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Certificate Principal Balance thereof on the Closing Date divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. The Percentage Interest with respect to a Class SB or Class R Certificate shall be stated on the face thereof.

                  "Permitted Investment": One or more of the following:

                  (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase agreements on obligations specified in clause
         (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of the two highest short-term ratings available;

                  (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in one of the two highest short-term ratings available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

                  (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Moody's in its highest short-term rating available and by Standard & Poor's at least A-1; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

                  (v) a money market fund or a qualified investment fund rated by each Rating Agency in one of the two highest long-term ratings available; and

                  (vi) other obligations or securities that are acceptable to the Insurer and each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency (without regard to the Policy) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

                  "Permitted Transferee": Any transferee of a Residual Certificate other than a Disqualified Organization, a Non-United States Person or an "electing large partnership" (as defined in Section 775 of the Code).

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Policy": The Certificate Guaranty Insurance Policy No. AB0302BE, issued by the Insurer in respect of the Class A Certificates, a copy of which is attached hereto as Exhibit K.

                  "Pool Principal Balance": With respect to any date of determination, the aggregate of the Stated Principal Balances of all Mortgage Loans as of such date.

                  "Preference Amount": Any amount previously distributed to a Class A Certificateholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code, in accordance with a final nonappealable order of a court having competent jurisdiction.

                  "Preference Claim":  As defined in Section 4.08(d).

                  "Prepayment Assumption": represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of new mortgage loans. A 100%

Prepayment Assumption assumes a constant prepayment rate of 4% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional approximate 2.3636% (precisely 26/11 multiplied by 1.00%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter during the life of the mortgage loans, a 100% Prepayment Assumption assumes a constant prepayment rate of 30% per annum each month.

                  "Prepayment Interest Shortfall": As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

                  "Prepayment Period": As to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

                  "Primary Hazard Insurance Policy": Each primary hazard insurance policy required to be maintained pursuant to Section 3.13.

                  "Primary Insurance Policy": Any primary policy of mortgage guaranty insurance other than the Radian PMI Policy, or any replacement policy therefor providing coverage for certain Mortgage Loans included in the Trust Fund with Loan-to-Value Ratios in excess of 80.00%.

                  "Principal Distribution Amount": With respect to each Distribution Date, an amount equal to the lesser of (a) the sum of the Available Funds remaining after distributions of Accrued Certificate Interest for such Distribution Date pursuant to Section 4.01(e)(i) hereof and any portion of any Insured Amount for such Distribution Date representing an Overcollateralization Deficit and (b) the sum of:

              (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or Advanced (as defined herein) on such Mortgage Loans with respect to the related Due Date;

             (ii) the principal portion of all proceeds of the repurchase of a Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) pursuant to the Pooling and Servicing Agreement during the preceding calendar month;

            (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the related Prepayment Period (or deemed to be received during the related Prepayment Period (including, without limitation, full and partial Principal Prepayments made by the respective Mortgagors, Liquidation Proceeds and Insurance Proceeds (excluding proceeds paid in respect of the Policy)), to the extent not distributed in the preceding month; and

            (iv) any Insured Amount paid with respect to any Overcollateralization Deficit;

           MINUS

            (v) the amount of any Overcollateralization Reduction Amount for such Distribution Date.

     In no event will the Principal Distribution Amount with respect to any Distribution Date be (x) less than zero or (y) greater than the then outstanding Certificate Principal Balance of the Class A Certificates.

           "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

           "Principal Prepayment in Full": Any Principal Prepayment made by a Mortgagor of the entire Stated Principal Balance of the Mortgage Loan.

           "Purchase Price": With respect to any Mortgage Loan (or REO Property) required to be purchased pursuant to Section 2.02, 2.04 or 3.14 or that the Master Servicer is entitled to repurchase pursuant to Section 3.24, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof, (ii) unpaid accrued interest (or REO Imputed Interest) at the applicable Net Mortgage Rate on the Stated Principal Balance thereof outstanding during each Due Period that such interest was not paid or advanced, from the date through which interest was last paid by the Mortgagor or advanced and distributed to Certificateholders together with unpaid Master Servicing Fees, Servicing Fees, Certificate Insurer Premium, Trustee's Fees, and, if such Mortgage Loan is a Radian Insured Loan, fees due Radian at the related Radian PMI Policy Rate, from the date through which interest was last paid by the Mortgagor, in each case to the first day of the month in which such Purchase Price is to be distributed, plus (iii) the aggregate of all Advances made in respect thereof that were not previously reimbursed.

           "Qualified Insurer": Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Master Servicer, so long as the claims paying ability of which is acceptable to the Rating Agencies for pass-through certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

           "Qualified Substitute Mortgage Loan": A Mortgage Loan substituted by the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee,
(i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be paid to the Master Servicer for deposit in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to- Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; and (v) comply with each non-statistical representation and warranty set forth in the Mortgage Loan Purchase Agreement.

           "Radian": Radian Guaranty, Inc., f/k/a Commonwealth Mortgage Assurance Company, or its successors or assigns.

           "Radian Insured Loans": The Mortgage Loans included in the Trust Fund covered by the Radian PMI Policy, as indicated on the Mortgage Loan Schedule.

           "Radian PMI Policy": The modified primary insurance pool policy issued with respect to certain of the Mortgage Loans by Radian.

           "Radian PMI Policy Rate": With respect to any Radian Insured Loan, the rate per annum at which the related premium on the related Radian PMI Policy accrues.

           "Rating Agency": Standard & Poor's and Moody's or each of their successors. If such agencies and their successors are no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor and the Insurer, notice of which designation shall be given to the Trustee and Master Servicer. References herein to the two highest long term debt rating categories of a Rating Agency shall mean "Aa2" or better in the case of Moody's, and "AA" or better in the case of Standard & Poor's and references herein to the highest short-term debt rating of a Rating Agency shall mean "A-1+" in the case of Standard & Poor's, and "D-1+" in the case of Moody's, and in the case of any other Rating Agency such references shall mean such rating categories without regard to any plus or minus.

           "Realized Loss": With respect to each Mortgage Loan or Mortgage Loan related to an REO Property as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the date of the Cash Liquidation or REO Disposition on the Stated Principal Balance of such Mortgage Loan outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation or REO Disposition occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Sub-Servicer with respect to related Advances not previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

           "Record Date": With respect to any Distribution Date, (i) so long as the Class A Certificates are Book-Entry Certificates, the Business Day immediately prior to such Distribution Date, (ii) if the Class A Certificates are not Book-Entry Certificates, the last Business Day of the month immediately preceding the month of such Distribution Date.

           "Regular Certificate": Any of the Certificates other than a Residual Certificate.

           "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

           "Relief Act Shortfalls": With respect to any Distribution Date, the aggregate amount of interest on the Mortgage Loans that is not collectible from the Mortgagors pursuant to the Relief Act or similar legislation or regulations as in effect from time to time.

           "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code. As used herein, the term "the REMIC" shall mean the Trust Fund created under this Agreement, excluding the Yield Maintenance Agreement and the Reserve Fund.

           "REMIC I": The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of:

                (i)  the Mortgage Loans and the related Mortgage Files;

                (ii) all payments on and collections in respect of the Mortgage Loans due after the Cutoff Date (other than Monthly Payments due in September 1999) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund;

                (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

                (iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Mortgage Loans, if any;

                (v)  the Policy; and

                (vi) all proceeds of clauses (i) through (v) above.

           "REMIC I Overcollateralized Amount": With respect to any date of determination, 1% of (a) the aggregate Uncertificated Balances of the REMIC I Regular Interests minus (b) the Uncertificated Balance of REMIC I Regular Interest I-LT2 as of such date of determination.

           "REMIC I Regular Interest": Any of the three separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the preliminary statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

           "REMIC I Regular Interest I-LT1": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT1 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

           "REMIC I Regular Interest I-LT2": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT2 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

           "REMIC I Regular Interest I-LT3": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT3 shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

           "REMIC I Remittance Rate": With respect to REMIC I Regular Interests I-LT1, I-LT2 and I-LT3 and any Distribution Date, the weighted average of Net Mortgage Rates on the then outstanding Mortgage Loans and REO Properties.

           "REMIC I Required Overcollateralization Amount": 1% of the Required Overcollateralization Amount.

           "REMIC I Turbo Amount": For any Distribution Date on which the REMIC I Overcollateralized Amount is less than the REMIC I Required Overcollateralized Amount, the lesser of (x) the amount of such difference and (y) the Maximum I-LT3 Uncertificated Interest Deferral Amount.

           "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of REMIC III, as holder of the REMIC II Regular Interests, and the Class R-II Certificateholders pursuant to Section 2.07, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

           "REMIC II Regular Interest": Any of the four separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. Each REMIC II Regular Interest shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in Preliminary Statement hereto. The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

           "REMIC II Regular Interest II-LT1": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT1 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

           "REMIC II Regular Interest II-LT2": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC

II. REMIC II Regular Interest II-LT2 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

           "REMIC II Regular Interest II-LT3": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT3 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal subject to the terms and conditions hereof, in aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

           "REMIC II Regular Interest II-LT2-S": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT2-S shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, on its related Uncertificated Notional Amount.

           "REMIC II Remittance Rate": With respect to REMIC II Regular Interests II-LT1 and II- LT3, the weighted average of the Net Mortgage Rates on the then outstanding Mortgage Loans and REO Properties. With respect to REMIC II Regular Interests II-LT2, the Pass-Through Rate on the Class A Certificates. With respect to REMIC II Regular Interest II-LT2-S, a rate per annum equal to excess of the REMIC I Remittance Rate for the Uncertificated Corresponding Component over the REMIC II Remittance Rate for II-LT2.

           "REMIC III": The segregated pool of assets consisting of all of the REMIC II Regular Interests, with respect to which a separate REMIC election is to be made.

           "REMIC III Certificate": Any Certificate, other than a Class R-I and Class R-II Certificate.

           "REMIC III Regular Certificate": Any REMIC III Certificate, other than a Class R-III Certificate.

           "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

           "Remittance Report": A report prepared by the Master Servicer providing the information set forth in Exhibit E attached hereto.

           "REO Acquisition": The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.15.

           "REO Disposition": The receipt by the Master Servicer of Insurance Proceeds, Liquidation Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

           "REO Imputed Interest": As to any REO Property, for any period, an amount equivalent to interest (at the Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof (as such balance is reduced pursuant to Section 3.15 by any income from the REO Property treated as a recovery of principal).

           "REO Proceeds": Proceeds, net of directly related expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property and of any REO Disposition), which proceeds are required to be deposited into the Custodial
Account as and when received.

           "REO Property": A Mortgaged Property acquired by the Master Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

           "Request for Release": A release signed by a Servicing Officer, in the form of Exhibits F-1 or F-2 attached hereto.

           "Required Overcollateralization Amount": With respect to any Distribution Date (i) prior to the Step-Down Date, 3.00% of the Cut-off Date Balance and (ii) on or after the Step-Down Date, the greatest of (a) 6.00% of the then current aggregate Stated Principal Balance of the Mortgage Loans as of the end of the related Due Period, (b) the aggregate Stated Principal Balance as of the end of the related Due Period of the three largest Mortgage Loans, (c) two times the excess of (1) 50% of the aggregate Stated Principal Balance of the Mortgage Loans 90 or more days delinquent, in foreclosure or converted to REO Properties, as of the end of the related Due Period, over (2) three times the Net Monthly Excess Cash Flow for such Distribution Date and (d) 0.50% of the Cut-off Date Balance.

           The Required Overcollateralization Amount may be reduced with the prior written consent of the Insurer and prior written notice to the Rating Agencies.

           "Reserve Fund": The account established and maintained pursuant to
Section 4.07, which shall be entitled "Bankers Trust Company of California, N.A., in trust for registered holders of Impac

Secured Assets Corp., Mortgage Pass-Through Certificates, Series 1999-1", and which account or accounts must each be an Eligible Account.

           "Reserve Fund Cash Flow Addition": With respect to any Distribution Date for which the Net WAC Cap Rate does not exceed (x) the lesser of clauses
(i) and (ii) of the definition of Pass- Through Rate of the Class A Certificates by at least 0.25% per annum, the lesser of (i) Available Funds remaining following distributions pursuant to clause (v) of Section 4.01(e) and (ii) the excess of (x) 0.50% of the Pool Principal Balance for such Distribution Date over (y) the amount in the Reserve Fund on such Distribution Date (including the Reserve Fund YMA Addition for such Distribution Date). With respect to any other Distribution Date, $0.00.

           "Reserve Fund YMA Addition": With respect to any Distribution Date, interest accrued during the related Interest Accrual Period at a rate equal to the excess of (x) LIBOR (or, on the first Distribution Date, 5.38% per annum) over (y) the Strike Price, on an amount equal to the Yield Maintenance Notional Balance. The Reserve Fund YMA Addition will be payable by the Yield Maintenance Agreement Counterparty under the Yield Maintenance Agreement.

           "Residual Certificate":  The Class R Certificates.

           "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

           "Rolling Delinquency Percentage": For any Distribution Date, the average of the Delinquency Percentages for the Mortgage Loans as of the last day of each of the six (or each preceding Due Period in the case of any of the first five Distribution Dates) most recently ended Due
Periods.

           "Seller":  Impac Funding Corporation, or its successor in interest.

           "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

           "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event in the performance by the Master Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under the second paragraph of Section 3.01,
Section 3.09 and Section 3.13.

           "Servicing Fees": As to each Mortgage Loan, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the calendar month preceding the month in which the payment is due (alternatively, in the event such payment of interest accompanies a Principal Prepayment in Full made by the Mortgagor, interest for the number of days covered by such payment of interest).

           "Servicing Fee Rate": With respect to each Mortgage Loan, the per annum rate of 0.375%.

           "Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Insurer by the Master Servicer, as such list may from time to time be amended.

           "Single Certificate": A Certificate of any Class evidencing an Initial Certificate Principal Balance of $1,000.

           "Standard & Poor's": Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

           "Startup Day": The day designated as such pursuant to Article X hereof.

           "Stated Principal Balance": With respect to any Mortgage Loan or related REO Property at any given time, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date (or date of substitution, with respect to a Qualified Substitute Mortgage Loan), after application of principal payments due on or before such date, whether or not received, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and net income from a REO Property to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.15 with respect to such Mortgage Loan or REO Property, which were distributed pursuant to Section 4.01 on any previous Distribution Date, and (c) any Realized Loss with respect thereto allocated pursuant to Section 4.04 for any previous Distribution Date.

           "Step-down Date": The later of (i) the first Distribution Date occurring after September 2002 and (ii) the first Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is equal to or less than 50% of the Cut-off Date Balance.

           "Step-Up Date": The first Distribution Date following the first Distribution Date on which the Master Servicer can purchase the Mortgage Loans from the Trust Fund as described in Section 9.01 of this Agreement.

           "Strike Price": A percentage equal to 7.000% per annum for the first 8 Distribution Dates, 6.625% per annum for the 9th Distribution Date through the 21st Distribution Date, 7.375% for the 22nd Distribution Date, 8.500% for the 23rd Distribution Date and 9.500% for the 24th Distribution Date through the 28th Distribution Date.

           "Sub-Servicer": Any Person with which the Master Servicer has entered into a Sub- Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

           "Sub-Servicer Remittance Date": The 18th day of each month, or if such day is not a Business Day, the immediately preceding Business Day.

           "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Master Servicer.

           "Sub-Servicing Agreement": The written contract between the Master Servicer and a Sub- Servicer and any successor Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

           "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the REMIC I, REMIC II and REMIC III due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

           "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

           "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

           "Trustee": Bankers Trust Company of California, N.A., or its successor in interest, or any successor trustee appointed as herein provided.

           "Trustee's Fee": As to each Mortgage Loan and Distribution Date, an amount, payable out of any payment or advance of interest on the Mortgage Loan, equal to interest at the Trustee Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date immediately preceding the month in which such Distribution Date occurs.

           "Trustee Fee Rate": With respect to each Mortgage Loan, the per annum rate of 0.0125%.

           "Trust Fund": The segregated pool of assets, consisting of: (i) each Mortgage Loan (exclusive of payments of principal and interest due on or before the Cut-off Date (or, in the case of a Qualified Substitute Mortgage Loan, the date of substitution), if any, received by the Master Servicer which shall not constitute an asset of the Trust Fund) as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans (exclusive of any prepayment fees and late payment charges received on the Mortgage Loans), together with all documents included in the related Mortgage File, subject to
Section 2.01; (ii) such funds or assets as from time to time are deposited in the Custodial Account or the Certificate Account and belonging to the Trust Fund; (iii) any REO Property; (iv) the Primary Hazard Insurance Policies, if any, the Primary Insurance Policies, if any, and all other Insurance Policies with respect to the Mortgage Loans; (v) the Depositor's interest in respect of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement as assigned to the Trustee pursuant to Section 2.04 hereof;
(vi) the Policy, (vii) the Radian PMI Policy and (viii) the Reserve Fund and the Yield Maintenance Agreement.

           "Uncertificated Balance": The amount of any REMIC I Regular Interest or REMIC II Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each REMIC I Regular Interest and each REMIC II Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Balance. On each Distribution Date, the Uncertificated Balance of each REMIC I Regular Interest and each REMIC II Regular Interest shall be reduced by all distributions of principal made on such REMIC I Regular Interest or such REMIC II Regular Interest, as applicable, on such Distribution Date pursuant to Section 4.01 and, if to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.04 and the Uncertificated Balance of the REMIC I Regular Interest I-LT3 and REMIC II Regular Interest II-LT3 shall each be increased by interest deferrals as provided in Section 4.01(d). The Uncertificated Balance of each REMIC I Regular Interest and each REMIC II Regular Interest shall never be less than zero.

           "Uncertificated Corresponding Component": With respect to REMIC II Regular Interest II-LT1, REMIC I Regular Interest I-LT1; REMIC II Regular Interest II-LT2 and II-LT2-S, REMIC I Regular Interest I-LT2; and REMIC II Regular Interest II-LT3, REMIC I Regular Interest I-LT3.

           "Uncertificated Interest": With respect to any REMIC I Regular Interest for any Distribution Date, interest accrued during the related Accrual Period at the then-applicable REMIC I Remittance Rate, accrued on the Uncertificated Balance thereof. With respect to any REMIC II Regular Interest for any Distribution Date, interest accrued during the related Accrual Period at the then-applicable REMIC II Remittance Rate, accrued on the Uncertificated Balance thereof. Uncertificated Interest shall accrue on the basis of a 360-day year and the actual number of days in the applicable Accrual Period. Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest or REMIC II Regular Interest, shall be reduced by any allocable interest shortfalls with respect to such Uncertificated Interest, allocated in each case among the REMIC I Regular Interests and among the REMIC II Regular Interests pro rata by Accrued Certificate Interest (as calculated without such reductions).

           "Uncertificated Notional Amount": With respect to REMIC II Regular Interest II-LT2-S, the Uncertificated Balance of REMIC I Regular Interests I-LT2.

           "Uninsured Cause": Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to Section 3.13.

           "United States Person": A citizen or resident of the United States, a corporation or a partnership (including an entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States or any State thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such United States Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

           "Unpaid Interest Shortfalls": Any shortfalls in respect of Accrued Certificate Interest on the Class A Certificates due to Prepayment Interest Shortfalls and Relief Act Shortfalls, together with interest thereon at the related Pass-Through Rate.

           "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all of the Voting Rights shall be allocated among the Holders of the Class SB

Certificates, respectively; 1/3rd of 1% of all of the Voting Rights shall be allocated to each Class of Class R Certificates, in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

           "Yield Maintenance Agreement": The yield maintenance agreement relating to the Mortgage Loans, dated as of the Closing Date, between the Yield Maintenance Agreement Counterparty and the Trustee.

           "Yield Maintenance Agreement Counterparty": DLJ International Capital, or its successor in interest.

           "Yield Maintenance Agreement Purchase Price": $432,000.00, as paid in accordance with Section 4.07 of this Agreement.

           "Yield Maintenance Notional Balance": As to the Yield Maintenance Agreement and each Distribution Date, the lesser of (i) the amount as set forth on Exhibit L hereto and (ii) the aggregate Stated Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

           Section 1.02.  Determination of LIBOR

           LIBOR for the Accrual Period for the Distribution Date in October 1999 will be 5.38% per annum. LIBOR applicable to the calculation of the Pass-Through Rate on the Class A Certificates for any other Accrual Period will be determined on each LIBOR Rate Adjustment Date.

           On each LIBOR Rate Adjustment Date, LIBOR shall be established by the Trustee and, as to any Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer and the Insurer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer and the Insurer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the Certificate Principal Balance of the Class A Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer and the Insurer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee, after consultation with the Insurer, shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

           The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rate applicable to the Class A Certificates for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

           Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master

Servicer and the Insurer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rate on the Class A Certificates for the current and the immediately preceding Accrual Period.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

           SECTION 2.01.Conveyance of Mortgage Loans.

           The Depositor, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign, transfer, sell, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the Mortgage Loans identified on the Mortgage Loan Schedule (exclusive of any prepayment fees and late payment charges received thereon) and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders and the Insurer. Such assignment includes all principal and interest received by the Master Servicer on or with respect to the Mortgage Loans (other than payment of principal and interest due on or before the Cut-off Date) and the Yield Maintenance Agreement Purchase Price.

           In connection with such transfer and assignment, the Depositor has caused the Seller to deliver to, and deposit with the Trustee, as described in the Mortgage Loan Purchase Agreement the following documents or instruments:

           (i) the original Mortgage Note, endorsed "Bankers Trust Company of California, N.A., as trustee under the Pooling and Servicing Agreement relating to Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 1999-1" with all intervening endorsements showing a complete chain of endorsements from the originator to the Person endorsing it to the Trustee or, with respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit;

           (ii) the original recorded Mortgage or, if the original Mortgage has not been returned from the applicable public recording office, a copy of the Mortgage certified by the Seller to be a true and complete copy of the original Mortgage submitted for recording;

           (iii) a duly executed original Assignment of the Mortgage, without recourse, in recordable form to "Bankers Trust Company of California, N.A., as trustee," or to "Bankers Trust Company of California, N.A., as trustee for holders of Impac Secured Assets Corp., Mortgage Pass-Through Certificates", Series 1999-1;

           (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator thereof to the Person assigning it to the Trustee or, if any such Assignment has not been returned from the applicable public recording office, a copy of such Assignment certified by the Seller to be a true and complete copy of the original Assignment submitted to the title insurance company for recording;

            (v) the original title insurance policy, or, if such policy has not been issued, any one of an original or a copy of the preliminary title report, title binder or title commitment on the Mortgaged Property with the original policy of the insurance to be delivered promptly following the receipt thereof;

           (vi) the original of any assumption, modification, extension or guaranty agreement; and

           (vii) the original or a copy of the private mortgage insurance policy or original certificate of private mortgage insurance for each Mortgage Loan, if applicable.

           The Seller is obligated as described in the Mortgage Loan Purchase Agreement to deliver to the Trustee: (a) either the original recorded Mortgage, or in the event such original cannot be delivered by the Seller, a copy of such Mortgage certified as true and complete by the appropriate recording office, in those instances where a copy thereof certified by the Seller was delivered to the Trustee pursuant to clause (ii) above; and (b) either the original Assignment or Assignments of the Mortgage, with evidence of recording thereon, showing a complete chain of assignment from the originator to the Seller, or in the event such original cannot be delivered by the Seller, a copy of such Assignment or Assignments certified as true and complete by the appropriate recording office, in those instances where copies thereof certified by the Seller were delivered to the Trustee pursuant to clause (iv) above. Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains the original Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage certified by the public recording office to be a true and complete copy of the recorded original thereof.

           If any Assignment is lost or returned unrecorded to the Trustee because of any defect therein, the Seller is required, as described in the Mortgage Loan Purchase Agreement, to prepare a substitute Assignment or cure such defect, as the case may be, and the Seller shall cause such Assignment to be recorded in accordance with this section.

           The Seller is required as described in the Mortgage Loan Purchase Agreement to exercise its best reasonable efforts to deliver or cause to be delivered to the Trustee within 120 days of the Closing Date the original or a photocopy of the title insurance policy with respect to each Mortgage Loan assigned to the Trustee pursuant to this Section 2.01.

           All original documents relating to the Mortgage Loans which are not delivered to the Trustee are and shall be held by the Master Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders and the Insurer.

           Except as may otherwise expressly be provided herein, neither the Depositor, the Master Servicer nor the Trustee shall (and the Master Servicer shall ensure that no Sub-Servicer shall) assign, sell, dispose of or transfer any interest in the Trust Fund or any portion thereof, or permit the Trust Fund or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

           It is intended that the conveyance of the Mortgage Loans by the Depositor to the Trustee as provided in this Section be, and be construed as, a sale of the Mortgage Loans as provided for in this Section 2.01 by the Depositor to the Trustee for the benefit of the Certificateholders and the Insurer. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that,
(a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A)(1)the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related Insurance Policies and all other documents in the related Mortgage Files and (2) the Yield Maintenance Agreement Purchase Price, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof, and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C); (c) the possession by the Trustee or its agent of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-115, 9-305, 8-102, 8-301, 8-501 and 8-503 thereof); and
(d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

           SECTION 2.02. Acceptance of the Trust Fund by the Trustee.

           The Trustee acknowledges receipt (subject to any exceptions noted in the Initial Certification described below), of the documents referred to in
Section 2.01 above and all other assets included in the definition of "Trust Fund" and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets included in the definition of "Trust Fund" (to the extent delivered or assigned to the Trustee), in trust for the exclusive use and benefit of all present and future Certificateholders and the Insurer.

           The Trustee agrees, for the benefit of the Certificateholders and the Insurer, to review or cause to be reviewed on its behalf, each Mortgage File on or before the Closing Date to ascertain that all documents required to be delivered to it are in its possession, and the Trustee agrees to execute and deliver, or cause to be executed and delivered, to the Depositor, the Insurer and the Master Servicer on the Closing Date, an Initial Certification in the form annexed hereto as Exhibit C to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in items (i),
(ii), (iii) and (iv) of the definition of the "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. Neither the Trustee nor the Master Servicer shall be under any duty to determine whether any Mortgage File should include any of the documents specified in clause (vi) or
(vii) of Section 2.01. Neither the Trustee nor the Master Servicer shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded, or they are in recordable form or that they are other than what they purport to be on their face.

           Within 90 days of the Closing Date the Trustee shall deliver to the Depositor, the Insurer and the Master Servicer a Final Certification in the form annexed hereto as Exhibit D evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

           If in the process of reviewing the Mortgage Files and preparing the certifications referred to above the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly notify the Seller, the Master Servicer, the Insurer and the Depositor. The Trustee shall promptly notify the Seller of such defect and request that the Seller cure any such defect within 60 days from the date on which the Seller was notified of such defect, and if the Seller does not cure such defect in all material respects during such period, request on behalf of the Certificateholders and the Insurer that the Seller purchase such

Mortgage Loan from the Trust Fund at the Purchase Price within 90 days after the date on which the Seller was notified of such defect; provided that if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. It is understood and agreed that the obligation of the Seller to cure a material defect in, or purchase any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders. The Purchase Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Master Servicer in the Custodial Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall require as necessary to vest in the Seller ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee shall have no further responsibility with respect to the related Mortgage File.

           SECTION 2.03. Representations, Warranties and Covenants of the Master
                         Servicer and the Depositor.

           (a) The Master Servicer hereby represents and warrants to and covenants with the Depositor, the Insurer and the Trustee for the benefit of Certificateholders that:

                        (i) The Master Servicer is, and throughout the term hereof shall remain, a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation (except as otherwise permitted pursuant to Section 6.02), the Master Servicer is, and shall remain, in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement, and the Master Servicer is, and shall remain, approved to sell mortgage loans to and service mortgage loans for Fannie Mae and Freddie Mac;

                       (ii) The execution and delivery of this Agreement by the Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's articles of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

                      (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

                       (iv) This Agreement, assuming due authorization, execution and delivery by the Depositor and the Trustee, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                        (v) The Master Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                       (vi) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement or is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                      (vii) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Insurance Policy;

                     (viii) The execution of this Agreement and the performance of the Master Servicer's obligations hereunder do not require any license, consent or approval of any state or federal court, agency, regulatory authority or other governmental body having jurisdiction over the Master Servicer, other than such as have been obtained; and

                       (ix) As of the date hereof, no information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any affiliate of the Depositor or the Trustee by the Master Servicer in its capacity as Master Servicer, to the knowledge of the Master Servicer, contains any untrue statement of a material fact.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.03(a) shall survive the execution and delivery of this Agreement, and shall inure to the benefit of the Depositor, the Trustee, the Insurer and the Certificateholders. Upon discovery by the Depositor, the Trustee, the Insurer or the Master Servicer of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the interests of the

Insurer, Depositor or the Trustee, the party discovering such breach shall give prompt written notice to the other parties.

                  (b) The Depositor hereby represents and warrants to the Master Servicer, the Insurer and the Trustee for the benefit of Certificateholders that as of the Closing Date, the representations and warranties of the Seller with respect to the Mortgage Loans and the remedies therefor that are contained in the Mortgage Loan Purchase Agreement are as set forth in Exhibit I hereto.

                  It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee.

                  Upon discovery by either the Depositor, the Master Servicer, the Insurer or the Trustee of a breach of any representation or warranty set forth in this Section 2.03 which materially and adversely affects the interests of the Insurer or Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

                  SECTION 2.04. Representations and Warranties of the Seller.

                  The Depositor hereby assigns to the Insurer and the Trustee for the benefit of Certificateholders its interest in respect of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement or the exhibits thereto. Insofar as the Mortgage Loan Purchase Agreement relates to such representations and warranties and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Trustee on behalf of the Certificateholders and the Insurer. Upon the discovery by the Depositor, the Master Servicer, the Insurer or the Trustee of a breach of any of the representations and warranties made in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially and adversely affects the interests of the Insurer or Certificate holders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (including the Insurer). The Trustee shall promptly notify the Seller of such breach and request that the Seller shall, within 90 days from the date that the Seller was notified or otherwise obtained knowledge of such breach, either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if such breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. However, in the case of a breach under the Mortgage Loan Purchase Agreement, subject to the approval of the Depositor the Seller shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such substitution must occur within 90 days from the date the breach was discovered if such 90 day period expires before two years following the Closing Date.

In the event that the Seller elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, the Seller shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by
Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Depositor shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders and the Insurer to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Depositor shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the Mortgage Loan Purchase Agreement as of the date of substitution, and the Depositor shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Section 2.03 hereof.

                  In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to Certificateholders in the month of substitution). The Seller shall provide the Master Servicer on the day of substitution for immediate deposit into the Custodial Account the amount of such shortfall, without any reimbursement therefor. The Seller shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the REMIC, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding. The costs of any substitution as described above, including any related assignments, opinions or other documentation in connection therewith shall be borne by the Seller.

                  Except as expressly set forth herein neither the Trustee nor the Master Servicer is under any obligation to discover any breach of the above mentioned representations and warranties. It is understood and agreed that the obligation of the Seller to cure such breach, purchase or to substitute for such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders (other than the Insurer) or the Trustee on behalf of Certificateholders (other than the Insurer).

                  SECTION 2.05. Issuance of Certificates Evidencing Interests in
                                the Trust Fund.

                  The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, subject to any exceptions noted pursuant to Section 2.02 above, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor, executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to, or upon the order of, the Depositor the Certificates in authorized denominations which evidence ownership of the Trust Fund.

                  SECTION 2.06. Issuance of Class R-I Certificates.

                  Concurrently with the transfer and assignment to the Trustee of the assets described in Section 2.01(a) and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-I Certificates in authorized denominations. The interests evidenced by the Class R-I Certificates, together with the REMIC I Regular Interests, constitute the entire beneficial ownership interest in REMIC
I. The rights of the Class R-I Certificateholders and REMIC II (as holder of the REMIC I Regular Interests) to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the REMIC I Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-I Certificates and the REMIC I Regular Interests, shall be as set forth in this Agreement.

                  SECTION 2.07. Conveyance of REMIC I Regular Interests;
                                Acceptance of REMIC II by the Trustee.

                  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the Class R-II Certificateholders and REMIC III Certificateholders. The Trustee acknowledges receipt of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Class R-II Certificateholders and REMIC III Certificateholders. The rights of the Class R-II Certificateholders and REMIC III (as holder of the

REMIC II Regular Interests) to receive distributions from the proceeds of REMIC II in respect of the Class R-II Certificates and REMIC II Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-II Certificates and the REMIC II Regular Interests, shall be as set forth in this Agreement.

                  SECTION 2.08. Issuance of Class R-II Certificates.

                  The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-II Certificates in authorized denominations. The interests evidenced by the Class R-II Certificates, together with the REMIC II Regular Interests, constitute the entire beneficial ownership interest in REMIC II.

                  SECTION 2.09. Conveyance of REMIC II Regular Interests;
                                Acceptance of REMIC III by the Trustee.

                  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests for the benefit of the REMIC III Certificateholders. The Trustee acknowledges receipt of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future REMIC III Certificateholders. The rights of the REMIC III Certificateholders to receive distributions from the proceeds of REMIC III in respect of the REMIC III Certificates, and all ownership interests evidenced or constituted by the REMIC III Certificates, shall be as set forth in this Agreement.

                  SECTION 2.10. Issuance of REMIC III Certificates.

                  The Trustee acknowledges the assignment to it of the REMIC II Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the REMIC III Certificates in authorized denominations evidencing the entire beneficial ownership interest in REMIC III.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

                  SECTION 3.01. Master Servicer to Act as Master Servicer.

                  The Master Servicer shall supervise, or take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans and any REO Property in accordance with this Agreement and its normal servicing practices, which generally shall conform to the standards of an institution prudently servicing mortgage loans for its own account and shall have full authority to do anything it reasonably deems appropriate or desirable in connection with such servicing and administration. The Master Servicer may perform its responsibilities relating to servicing through other agents or independent contractors, but shall not thereby be released from any of its responsibilities as hereinafter set forth. The authority of the Master Servicer, in its capacity as master servicer, and any Sub-Servicer acting on its behalf, shall include, without limitation, the power to (i) consult with and advise any Sub-Servicer regarding administration of a related Mortgage Loan, (ii) approve any recommendation by a Sub-Servicer to foreclose on a related Mortgage Loan,
(iii) supervise the filing and collection of insurance claims and take or cause to be taken such actions on behalf of the insured Person thereunder as shall be reasonably necessary to prevent the denial of coverage thereunder, and (iv) effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing a related Mortgage Loan, including the employment of attorneys, the institution of legal proceedings, the collection of deficiency judgments, the acceptance of compromise proposals, the filing of claims under any Primary Insurance Policy and any other matter pertaining to a delinquent Mortgage Loan. The authority of the Master Servicer shall include, in addition, the power on behalf of the Certificateholders, the Trustee or any of them to (i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfer of any related Mortgaged Property and assumptions of the related Mortgage Notes (in the manner provided in this Agreement) and (iii) collect any Insurance Proceeds and Liquidation Proceeds. Without limiting the generality of the foregoing, the Master Servicer and any Sub-Servicer acting on its behalf may, and is hereby authorized, and empowered by the Trustee to, execute and deliver, on behalf of itself, the Certificateholders or the Trustee or any of them, any instruments of satisfaction, cancellation, partial or full release, discharge and all other comparable instruments, with respect to the related Mortgage Loans, the Insurance Policies and the accounts related thereto, and the Mortgaged Properties. The Master Servicer may exercise this power in its own name or in the name of a Sub-Servicer.

                  In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11; provided that the Master Servicer shall not be obligated to make such advance if, in its good faith judgment, the Master Servicer determines that such advance to be a Nonrecoverable Advance. No costs incurred by the Master Servicer or by Sub-Servicers in effecting the payment of taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

                  Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Master Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (ii) cause REMIC I, REMIC II or REMIC III to fail to qualify as REMICs under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions.

                  The relationship of the Master Servicer (and of any successor to the Master Servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

                  SECTION 3.02. Sub-Servicing Agreements Between Master Servicer
                                and Sub- Servicers.

                  (a) The Master Servicer may enter into Sub-servicing Agreements with Sub- Servicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Master Servicer hereunder. Each Sub-Servicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans comparable to the Mortgage Loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-servicing Agreement, and in either case shall be a Freddie Mac or Fannie Mae approved mortgage servicer. Any Sub-servicing Agreement entered into by the Master Servicer shall include the provision that such Agreement may be immediately terminated (x) with cause and without any termination fee by any Master Servicer hereunder or (y) without cause in which case the Master Servicer shall be responsible for any termination fee or penalty resulting therefrom. In addition, each Sub-servicing Agreement shall provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. With the consent of the Trustee, the Master Servicer and the Sub-Servicers may enter into Sub-servicing Agreements and make amendments to the Sub-servicing Agreements or enter into different forms of Sub-servicing Agreements providing for, among other things, the delegation by the Master

Servicer to a Sub-Servicer of additional duties regarding the administration of the Mortgage Loans; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders, without the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights. The parties hereto acknowledge that the initial Sub-Servicer shall be Wendover Funding, Inc.

         The Master Servicer has entered into Sub-servicing Agreements with the initial Sub-Servicer for the servicing and administration of the Mortgage Loans and may enter into additional Sub- servicing Agreements with Sub-Servicers acceptable to the Trustee for the servicing and administration of certain of the Mortgage Loans.

                  (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee, the Insurer and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

                  SECTION 3.03. Successor Sub-Servicers.

                  The Master Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accor dance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Master Servicer without any act or deed on the part of such Sub-Servicer or the Master Servicer, and the Master Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

                  SECTION 3.04. Liability of the Master Servicer.

                  Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall under all circumstances remain obligated and primarily liable to the Trustee, the Insurer and Certificateholders for the servicing and administering of the Mortgage Loans and any REO Property in accordance with the provisions of Article III without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agree ment, the Master Servicer shall be deemed to have received payments on Mortgage Loans when the Sub-Servicer has received such payments. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  SECTION 3.05. No Contractual Relationship Between
                                Sub-Servicers and Trustee or Certificateholders.

                  Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Master Servicer alone, and the Trustee, the Insurer and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06. The Master Servicer (or Sub-Servicer) shall be liable for the payment of any franchise taxes which may be assessed by the California Franchise Tax Board in connection with the activities of the Trust under this Agreement.

                  SECTION 3.06. Assumption or Termination of Sub-Servicing
                                Agreements by Trustee.

                  (a) If the Trustee or its designee shall assume the master servicing obligations of the Master Servicer in accordance with Section 7.02 below, the Trustee, to the extent necessary to permit the Trustee to carry out the provisions of Section 7.02 with respect to the Mortgage Loans, shall succeed to all of the rights and obligations of the Master Servicer under each of the Sub- servicing Agreements. In such event, the Trustee or its designee as the successor master servicer shall be deemed to have assumed all of the Master Servicer's rights and obligations therein and to have replaced the Master Servicer as a party to such Sub-servicing Agreements to the same extent as if such Sub-servicing Agreements had been assigned to the Trustee or its designee as a successor master servicer, except that the Trustee or its designee as a successor master servicer shall not be deemed to have assumed any obligations or liabilities of the Master Servicer arising prior to such assumption (other than the obligation to make any Advances) and the Master Servicer shall not thereby be relieved of any liability or obligations under such Sub-servicing Agreements arising prior to such assumption. Nothing in the foregoing shall be deemed to entitle the Trustee or its designee as a successor master servicer at any time to receive any portion of the servicing compensation provided under Section 3.17 except for such portion as the Master Servicer would be entitled to receive.

                  (b) In the event that the Trustee or its designee as successor master servicer for the Trustee assumes the servicing obligations of the Master Servicer under Section 7.02, upon the reasonable request of the Trustee or such designee as successor master servicer the Master Servicer shall at its own expense deliver to the Trustee, or at its written request to such designee, photocopies of all documents, files and records, electronic or otherwise, relating to the Sub-servicing Agreements and the related Mortgage Loans or REO Property then being serviced and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable efforts to effect the orderly and efficient transfer of the Sub-servicing Agreements, or responsibilities hereunder to the Trustee, or at its written request to such designee as successor master servicer.

                  (c) Unless an Insurer Default exists, the Master Servicer will, if it is authorized to do so under the relevant Subservicing Agreement, upon request of the Insurer at a time when the Insurer may remove the Master Servicer under the terms hereof, terminate any Sub-servicing
Agreement.

                  SECTION 3.07. Collection of Certain Mortgage Loan Payments.

                  (a) The Master Servicer will coordinate and monitor remittances by Sub- Servicers to the Trustee with respect to the Mortgage Loans in accordance with this Agreement.

                  (b) The Master Servicer shall make its reasonable efforts to collect or cause to be collected all payments required under the terms and provisions of the Mortgage Loans and shall follow, and use its reasonable efforts to cause Sub-Servicers to follow, collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account to the extent such procedures shall be consistent with this Agreement. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive or permit to be waived any late payment charge, prepayment charge, assumption fee, or any penalty interest in connection with the prepayment of a Mortgage Loan and (ii) suspend or reduce or permit to be suspended or reduced regular Monthly Payments for a period of up to six months, or arrange or permit an arrangement with a Mortgagor for a scheduled liquidation of delinquencies. In the event the Master Servicer shall consent to the deferment of the due dates for payments due on a Mortgage Note, the Master Servicer shall nonetheless make an Advance or shall cause the related Sub-Servicer to make an advance to the same extent as if such installment were due, owing and delinquent and had not been deferred through liquidation of the Mortgaged Property; provided, however, that the obligation of the Master Servicer or related Sub-Servicer to make an Advance shall apply only to the extent that the Master Servicer believes, in good faith, that such advances are not Nonrecoverable Advances.

                  (c) Within five Business Days after the Master Servicer has determined that all amounts which it expects to recover from or on account of a Mortgage Loan have been recovered and that no further Liquidation Proceeds will be received in connection therewith, the Master Servicer shall provide to the Trustee a certificate of a Servicing Officer that such Mortgage Loan became a Liquidated Mortgage Loan and has a Cash Liquidation or REO Disposition as of the date of such determination.

                  The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Insurance Policy, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, Primary Hazard Insurance Policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that it is prohibited by applicable law from enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required. The Master Servicer shall be responsible for preparing and distributing all information statements relating to payments on the Mortgage Loans, in accordance with all applicable federal and state tax laws and regulations.

                  SECTION 3.08. Sub-Servicing Accounts.

                  In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub- Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account and shall otherwise be acceptable to the Master Servicer and the Insurer. All amounts held in a Sub-Servicing Account shall be held in trust for the Trustee for the benefit of the Certificateholders. Any investment of funds held in such an account shall be in Permitted Investments maturing not later than the Business Day immediately preceding the next Sub-Servicing Remittance Date. The Sub-Servicer will be required to deposit into the Sub-Servicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Sub- Servicer, less its servicing compensation and any unreimbursed expenses and advances, to the extent permitted by the Sub-Servicing Agreement. On each Sub-Servicer Remittance Date the Sub-Servicer will be required to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Sub-Servicing Account with respect to any Mortgage Loan as of the Sub-Servicer Remittance Date, after deducting from such remittance an amount equal to the servicing compensation (including interest on Permitted Investments) and unreimbursed expenses and advances to which it is then entitled pursuant to the related Sub-Servicing Agreement, to the extent not previously paid to or retained by it. In addition, on each Sub-Servicer Remittance Date the Sub-Servicer will be required to remit to the Master Servicer any amounts required to be advanced pursuant to the related Sub- Servicing Agreement. The Sub-Servicer will also be required to remit to the Master Servicer, within one Business Day of receipt, the proceeds of any Principal Prepayment made by the Mortgagor and any Insurance Proceeds or Liquidation Proceeds.

                  SECTION 3.09. Collection of Taxes, Assessments and Similar
                                Items; Servicing Accounts.

                  The Master Servicer and the Sub-Servicers shall establish and maintain one or more accounts (the "Servicing Accounts"), and shall deposit and retain therein all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, Primary Hazard Insurance Policy premiums, and comparable items for the account of the Mortgagors, to the extent that the Master Servicer customarily escrows for such amounts. Withdrawals of amounts so collected from a Servicing Account may be made only to
(i) effect payment of taxes, assessments, Primary Hazard Insurance Policy premiums, payments under the Radian PMI Policy and comparable items; (ii) reimburse the Master Servicer (or a Sub-Servicer to the extent provided in the related Sub- Servicing Agreement) out of related collections for any payments made pursuant to Sections 3.01 (with respect to taxes and assessments), and 3.13 (with respect to Primary Hazard Insurance Policies); (iii) refund to Mortgagors any sums as may be determined to be overages; or (iv) clear and terminate the Servicing Account at the termination of this Agreement pursuant to Section 9.01. As part of its servicing duties, the Master Servicer or Sub-Servicers shall, if and to the extent required by law, pay to the Mortgagors interest on funds in Servicing Accounts from its or their own funds, without any reimbursement therefor.

                  SECTION 3.10. Custodial Account.

                  (a) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Custodial Account") in which the Master Servicer shall deposit or cause to be deposited on a daily basis, or as and when received from the Sub-Servicers, the following payments and collections received or made by or on behalf of it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

               (ii) all payments on account of interest on the Mortgage Loans, net of any portion thereof retained by the Master Servicer as Master Servicing Fees or any Sub-Servicer as Servicing Fees and net of any portion thereof payable to Radian under the Radian PMI
         Policy;

              (iii) all Insurance Proceeds, other than proceeds that represent reimbursement of costs and expenses incurred by the Master Servicer in connection with presenting claims under the related Insurance Policies, Liquidation Proceeds and REO Proceeds;

               (iv) all proceeds of any Mortgage Loan or REO Property repurchased or purchased in accordance with Sections 2.02, 2.04 , 3.14, 3.22, 3.24 or 9.01; and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.04; and

                (v) any amounts required to be deposited pursuant to Section
         3.12 or 3.13.

                  The foregoing requirements for deposit in the Custodial Account shall be exclusive. In the event the Master Servicer shall deposit in the Custodial Account any amount not required to be deposited therein, it may withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series, and the other accounts of the Master Servicer.

                  (b) Funds in the Custodial Account may be invested in Permitted Investments in accordance with the provisions set forth in Section
3.12. The Master Servicer shall give notice to the Trustee and the Depositor of the location of the Custodial Account after any change thereof.

                  SECTION 3.11. Permitted Withdrawals From the Custodial
                                Account.

                  The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.10 that are attributable to the Mortgage Loans for the following purposes:

                         (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

                        (ii) to pay to itself, the Depositor, the Seller or any other appropriate person, as the case may be, with respect to each Mortgage Loan that has previously been purchased or repurchased pursuant to Sections 2.02, 2.04, 3.14, 3.24 or 9.01 all amounts received thereon and not yet distributed as of the date of purchase or repurchase;

                       (iii) to reimburse itself or any Sub-Servicer for Advances not previously reimbursed, the Master Servicer's or any Sub-Servicer's right to reimbursement pursuant to this clause (iii) being limited to amounts received which represent Late Collections (net of the related Master Servicing Fees and Servicing Fees) of Monthly Payments on Mortgage

         Loans with respect to which such Advances were made and as further provided in Section 3.15;

                        (iv) to reimburse or pay itself, the Trustee or the Depositor for expenses incurred by or reimbursable to the Master Servicer, the Trustee or the Depositor pursuant to Sections 3.22, 6.03,
         8.05 or 10.01(g), except as otherwise provided in such Sections;

                         (v) to reimburse itself or any Sub-Servicer for costs and expenses incurred by or reimbursable to it relating to the prosecution of any claims pursuant to Section 3.13 that are in excess of the amounts so recovered;

                        (vi) to reimburse itself for unpaid Master Servicing Fees or any Sub- Servicer for unpaid Servicing Fees and unreimbursed Servicing Advances, the Master Servicer's or any Sub-Servicer's right to reimbursement pursuant to this clause (vi) with respect to any Mortgage Loan being limited to late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.09 and any other related Late Collections;

                       (vii) to pay itself as servicing compensation (in addition to the Servicing Fee), on or after each Distribution Date, any interest or investment income earned on funds deposited in the Custodial Account for the period ending on such Distribution Date;

                      (viii) to reimburse itself or any Sub-Servicer for any Advance or Servicing Advance previously made, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Advance or Servicing Advance was not reimbursed pursuant to clauses (iii) and
         (vi); and

                        (ix) to clear and terminate the Custodial Account at the termination of this Agreement pursuant to Section 9.01.

                  The Master Servicer shall keep and maintain separate accounting records on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses
(ii) through (viii).

                  SECTION 3.12. Permitted Investments.

                  Any institution maintaining the Custodial Account shall at the direction of the Master Servicer invest the funds in such account in Permitted Investments, each of which shall mature not later than (i) the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon and shall not be sold or disposed of prior to its maturity. All income and gain realized from any such investment as well as any interest earned on deposits in the Custodial Account shall be for the benefit of the Master Servicer. The Master Servicer shall deposit in the Custodial Account an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss without right of reimbursement.

                  SECTION 3.13. Maintenance of Primary Hazard Insurance.

                  The Master Servicer shall cause to be maintained for each Mortgage Loan primary hazard insurance by a Qualified Insurer or other insurer satisfactory to the Rating Agencies with extended coverage on the related Mortgaged Property in an amount equal to the lesser of (i) 100% of the replacement value of the improvements, as determined by the insurance company, on such Mortgaged Property or (ii) the unpaid principal balance of the Mortgage Loan. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount equal to the replacement value of the improvements thereon. Any costs incurred in maintaining any insurance described in this Section 3.13 shall be recoverable as a Servicing Advance. The Master Servicer shall not be obligated to advance any amounts pursuant to this
Section 3.13 if, in its good faith judgment, the Master Servicer determines that such advance would be a Nonrecoverable Advance. Pursuant to Section 3.10, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.11. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

                  The Master Servicer shall, or shall cause the related Sub-Servicer to, exercise its best reasonable efforts to maintain and keep in full force and effect each Primary Insurance Policy by a Qualified Insurer, or other insurer satisfactory to the Rating Agencies, with respect to each first lien Mortgage Loan as to which as of the Cut-off Date such a Primary Insurance Policy was in effect (or, in the case of a Substitute Mortgage Loan, the date of substitution) and the original principal amount of the related Mortgage Note exceeded 80% of the Collateral Value in an amount at least equal to the excess of such original principal amount over 75% of such Collateral Value until the principal amount of any such first lien Mortgage Loan is reduced below 80% of the Collateral Value or, based upon a new appraisal, the principal amount of such first lien Mortgage Loan represents less than 80% of the new appraised value. The Master Servicer shall, or shall cause the related Sub-Servicer to, effect the timely payment of the premium on each Primary Insurance Policy. The Master Servicer and the related Sub-Servicer shall have the power to substitute for any Primary Insurance Policy another substantially equivalent policy issued by another Qualified Insurer, provided, that, such substitution shall be subject to the condition that it will not cause the ratings on the Certificates to be downgraded or withdrawn, as evidenced in writing from each Rating Agency.

         The Master Servicer shall take all such actions on behalf of the Trust Fund as are necessary to service, maintain and administer the Radian PMI Policy and to enforce the Trust Fund's rights under the Radian PMI Policy. The Master Servicer shall effect the timely payment of the premium on the Radian PMI Policy. To the extent the Mortgagor with respect to a Radian PMI Insured Loan is delinquent, the Master Servicer shall advance the related premium as a Servicing Advance. Except as expressly set forth herein, the Master Servicer shall have full authority on behalf of the Trust Fund to do anything it reasonably deems appropriate or desirable in connection with the servicing, maintenance and administration of the Radian PMI Policy. The Master Servicer shall make its best reasonable efforts to file all insured claims under the Radian PMI Policy and collect from Radian all Insurance Proceeds due to the Trust Fund under the Radian PMI Policy. The Master Servicer shall not take, or permit any subservicer to take, any action which would result in non- coverage under the Radian PMI Policy of any loss which, but for the actions of the Master Servicer or any Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each Radian PMI Policy for the life of the Mortgage Loan. Neither the Master Servicer nor the Trustee shall terminate the Radian PMI Policy with respect to any Mortgage Loan. The Master Servicer shall cooperate with Radian and shall use its best efforts to furnish all reasonable aid, evidence and information in the possession of the Master Servicer or to which the Master Servicer has access with respect to any Radian PMI Loan.

         No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired with respect to a security instrument other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance. When, at the time of origination of the Mortgage Loan or at any subsequent time, the Mortgaged Property is located in a federally designated special flood hazard area, the Master Servicer shall use its best reasonable efforts to cause with respect to the Mortgage Loans and each REO Property flood insurance (to the extent available and in accordance with mortgage servicing industry practice) to be maintained. Such flood insurance shall cover the Mortgaged Property, including all items taken into account in arriving at the Collateral Value on which the Mortgage Loan was based, and shall be in an amount equal to the lesser of (i) the Stated Principal Balance of the related Mortgage Loan and (ii) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program (assuming that the area in which such Mortgaged Property is located is participating in such program). Unless applicable state law requires a higher deductible, the deductible on such flood insurance may not exceed $1,000 or 1% of the applicable amount of coverage, whichever is less.

                  In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this
Section 3.13, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first two sentences of this Section 3.13 and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

                  SECTION 3.14. Enforcement of Due-on-Sale Clauses; Assumption
                                Agreements.

                  The Master Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note or the Mortgage), exercise or cause to be exercised its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such rights if it reasonably believes that it is prohibited by law from doing so. The Master Servicer or the related Sub-Servicer may purchase a Mortgage Loan from the Trust Fund at the Purchase Price when the Master Servicer requires acceleration of the Mortgage Loan, but only if the Master Servicer is satisfied, as evidenced by an Officer's Certificate delivered to the Trustee, that either
(i) such Mortgage Loan is in default or default is reasonably foreseeable or
(ii) if such Mortgage Loan is not in default or default is not reasonably foreseeable, such repurchase will have no adverse tax consequences for the Trust Fund or any Certificateholder. If the Master Servicer is unable to enforce such "due-on-sale" clause (as provided in the second preceding sentence) or if no "due-on-sale" clause is applicable, the Master Servicer or the Sub-Servicer is authorized to enter into an assumption and modification agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by appli cable state law, the Mortgagor remains liable thereon; provided, however, that the Master Servicer shall not enter into any assumption and modification agreement if the coverage provided under the

Primary Insurance Policy, if any, would be impaired by doing so. The Master Servicer shall notify the Trustee, whenever possible, before the completion of such assumption agreement, and shall forward to the Trustee the original copy of such assumption agreement, which copy shall be added by the Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption agreement, the interest rate on the related Mortgage Loan shall not be changed and no other material alterations in the Mortgage Loan shall be made unless such material alteration would not cause REMIC I, REMIC II or REMIC III to fail to qualify as REMICs for federal income tax purposes, as evidenced by an Opinion of Counsel. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note. Any fee collected by or on behalf of the Master Servicer for entering into an assumption or substitution of liability agreement will be re tained by or on behalf of the Master Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the Mortgage Rate, the amount of the Monthly Payment and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Master Servicer shall not enter into any substitution or assumption if such substitution or assumption shall (i) both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or Treasury regulations promulgated thereunder) and cause REMIC I, REMIC II or REMIC III to fail to qualify as REMICs under the REMIC Provisions or (ii) cause the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement, which copy shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. A portion equal to up to 2% of the Collateral Value of the related Mortgage Loan, of any fee or additional interest collected by the related Sub-Servicer or the Master Servicer for consenting in any such conveyance or entering into any such assumption agreement may be retained by the related Sub-Servicer or the Master Servicer as additional servicing compensation.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that the Master Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.14, the term "assumption" is deemed to also include a sale of a Mortgaged Property that is not accompanied by an assumption or substitution of liability agreement.

                  SECTION 3.15. Realization Upon Defaulted Mortgage Loans.

                  The Master Servicer shall exercise reasonable efforts, consistent with the procedures that the Master Servicer would use in servicing loans for its own account, to foreclose upon or other wise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07, and which are not released from the Trust Fund pursuant to any other provision hereof. The Master Servicer shall use reasonable efforts to realize proceeds from such defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by Certificateholders, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its sole discretion (i) that such restoration will increase the net proceeds of liquidation of the related Mortgage Loan to Certificateholders or the Insurer after reimbursement to itself for such expenses, and (ii) that such expenses will be re coverable by the Master Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 3.11. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 3.11.

                  The proceeds of any Cash Liquidation or REO Disposition, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances, pursuant to
Section 3.11(vi) or 3.22; second, to accrued and unpaid interest on the Mortgage Loan or REO Imputed Interest, at the Mortgage Rate, to the date of the Cash Liquidation or REO Disposition, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Cash Liquidation or REO Disposition; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than a full recovery thereof, that amount will be allocated as follows: first, to unpaid Master Servicing Fees and Servicing Fees; and second, to interest at the Net Mortgage Rate. The portion of the recovery so allocated to unpaid Master Servicing Fees and Servicing Fees shall be reimbursed to the Master Servicer or any Sub- Servicer pursuant to Section 3.11(vi). The portions of the recovery so allocated to interest at the Net Mortgage Rate and to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Advances in accordance with Section 3.11(iii) or 3.22; second, for distribution in accordance with the provisions of Section 4.01, subject to Section 3.22 with respect to certain recoveries from an REO Disposition constituting Excess Proceeds.

                  SECTION 3.16. Trustee to Cooperate; Release of Mortgage Files.

                  Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File in the form of the Request for Release attached hereto as Exhibit F-2. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File to the Master Servicer. Subject to the receipt by the Master Servicer of the proceeds of such payment in full and the payment of all related fees and expenses, the Master Servicer shall arrange for the release to the Mortgagor of the original cancelled Mortgage Note. All other documents in the Mortgage File shall be retained by the Master Servicer to the extent required by applicable law. The Master Servicer shall provide for preparation of the appropriate instrument of satisfaction covering any Mortgage Loan which pays in full and the Trustee shall cooperate in the execution and return of such instrument to provide for its delivery or recording as may be required. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

                  From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loan, the Trustee shall, upon request of the Master Servicer and delivery to the Trustee of a Request for Release in the form attached hereto as Exhibit F-1, release the related Mortgage File to the Master Servicer, and the Trustee shall execute such documents as the Master Servicer shall prepare and request as being necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Master Servicer to return each document previously requested from the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists; and in any event within 21 days of the Master Servicer's receipt thereof, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non- judicially, and the Master Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a Request for Release stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Custodial Account have been or will be so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Trustee to the Master Servicer.

                  Upon written request of a Servicing Officer, the Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents prepared by the Master Servicer that are necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such request that such pleadings or documents be executed by the Trustee shall include a certification signed by a Servicing Officer as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

                  SECTION 3.17. Servicing Compensation.

                  As compensation for its activities hereunder, the Master Servicer shall be entitled to withhold and retain, from deposits to the Custodial Account of amounts representing payments or recoveries of interest, the Master Servicing Fees and Servicing Fees with respect to each Mortgage Loan (less any portion of the Servicing Fees retained by any Sub-Servicer). In addition, the Master Servicer shall be entitled to recover unpaid Master Servicing Fees and Servicing Fees out of related Late Collections to the extent permitted in Section 3.11.

                  The Master Servicer also shall be entitled pursuant to Section
3.11 to receive from the Custodial Account and the Certificate Account as additional servicing compensation interest or other income earned on deposits therein, subject to Section 3.23, as well as any prepayment charges, assumption fees, late payment charges and reconveyance fees. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including servicing compensation of the Sub-Servicer to the extent not retained by it and the fees and expenses of the Trustee), and shall not be entitled to reimbursement therefor except as specifically provided in Section 3.11. The Master Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

                  SECTION 3.18. Maintenance of Certain Servicing Policies.

         The Master Servicer shall obtain and maintain (to the extent generally commerically available from time to time) at its own expense and for the duration of this Agreement a blanket fidelity bond and shall cause each Sub-Servicer to obtain and maintain an errors and omissions insurance policy covering such Sub-Servicer's officers, employees and other persons acting on its behalf in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage maintained by the Master Servicer in order to be acceptable to Fannie Mae or Freddie Mac to service loans for it or otherwise in an amount as is commercially available at a cost that is generally not regarded as excessive by industry standards. The Master Servicer shall promptly notify the Trustee of any material change in the terms of such bond or policy. The Master Servicer shall provide annually to the Trustee a certificate of insurance that such bond and policy are in effect. If any such bond or policy ceases to be in effect, the Master Servicer shall, to the extent possible, give the Trustee ten days' notice prior to any such cessation and shall use its reasonable best efforts to obtain a comparable replacement bond or policy, as the case may be.

                  SECTION 3.19. Annual Statement as to Compliance.

                  Within 120 days after December 31 of each year, commencing December 1999, the Master Servicer at its own expense shall deliver to the Trustee, with a copy to the Rating Agencies and the Insurer, a certificate signed by a Servicing Officer stating, as to the signers thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Master Servicer to remedy such default; (iii) a review of the activities of each Sub-Servicer during the Sub-Servicer's most recently ended fiscal year on or prior to such December 31 and its performance under its Sub-servicing Agreement has been made under such officer's supervision; and (iv) to the best of the Servicing Officer's knowledge, based on his review and the certification of an officer of the Sub-Servicer (unless the Servicing Officer has reason to believe that reliance on such certification is not justified), either each Sub-Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement and its Sub- servicing Agreement in all material respects throughout the year, or, if there has been a default in performance or fulfillment of any such duties, responsibilities or obligations, specifying the nature and status of each such default known to the Servicing Officer. Copies of such statements shall be provided by the Master Servicer to the Certificateholders upon request or by the Trustee at the expense of the Master Servicer should the Master Servicer fail to provide such copies.

                  SECTION 3.20. Annual Independent Public Accountants' Servicing
                                Statement.

                  (a) Within 120 days after December 31 of each year, commencing December, 1999, the Master Servicer, at its expense, shall cause a firm of independent public accountants who are members of the American Institute of Certified Public Accountants to furnish a statement to the Master Servicer, which will be provided to the Trustee, the Insurer and the Rating Agencies, to the effect that, in connection with the firm's examination of the Master Servicer's financial statements as of the end of such calendar year, nothing came to their attention that indicated that the Master Servicer was not in compliance with the provisions of this Agreement except for (i) such exceptions



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                                      -65-


as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

                  (b) Within 120 days after December 31 of each year, commencing December 1999, the Master Servicer, at its expense, shall or shall cause each Sub-Servicer to cause a nationally recognized firm of independent certified public accountants to furnish to the Master Servicer or such Sub-Servicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer or such Sub-Servicer which includes an assertion that the Master Servicer or such Sub-Servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans) identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America with respect to the servicing of first and second lien conventional single family mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. Immediately upon receipt of such report, the Master Servicer shall or shall cause each Sub-Servicer to furnish a copy of such report to the Trustee, the Insurer and the Rating Agencies.

                  SECTION 3.21. Access to Certain Documentation.

                  The Master Servicer shall provide, and shall cause any Sub-Servicer to provide, to the Trustee, access to the documentation regarding the related Mortgage Loans and REO Property and to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC (to which the Trustee shall also provide) access to the documentation regarding the related Mortgage Loans required by applicable regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer or the Sub- Servicers that are designated by these entities; provided, however, that, unless otherwise required by law, the Trustee, the Master Servicer or the Sub-Servicer shall not be required to provide access to such documentation if the provision thereof would violate the legal right to privacy of any Mortgagor; provided, further, however, that the Trustee shall coordinate its requests for such access so as not to impose an unreasonable burden on, or cause an unreasonable interruption of, the business of the Master Servicer or any Sub-Servicer. The Master Servicer, the Sub-Servicers and the Trustee shall allow representatives of the above entities to photocopy any of the documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.

                  SECTION 3.22. Title, Conservation and Disposition of REO
                                Property.

                  This Section shall apply only to REO Properties acquired for the account of the Trust Fund and shall not apply to any REO Property relating to a Mortgage Loan which was purchased or repurchased from the Trust Fund pursuant to Sections 2.02, 2.04, 3.14 or 3.24. In the event that title



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                                      -66-


to any such REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders. The Master Servicer, on behalf of the Trust Fund, shall either sell any REO Property before the close of the third taxable year following the taxable year in which the Trust Fund acquires ownership of such REO Property for purposes of
Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request, more than 60 days before the day on which the three-year grace period would otherwise expire an extension of the three-year grace period, unless the Master Servicer has delivered to the Trustee and the Insurer an Opinion of Counsel, addressed to the Trustee, the Insurer and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to three years after its acquisition will not result in the imposition on The Trust Fund of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause REMIC I, REMIC II or REMIC III to fail to qualify as REMICs under the REMIC Provisions or comparable provisions of the laws of the State of California at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders and the Insurer solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the Trust Fund of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property.

                  Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

                  The Master Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets. The Master Servicer shall deposit, or cause to be deposited, on a daily basis in the Custodial Account all revenues received with respect to the REO Properties, net of any directly related expenses incurred or withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property.

                  If as of the date of acquisition of title to any REO Property there remain outstanding unreimbursed Servicing Advances with respect to such REO Property or any outstanding Advances allocated thereto the Master Servicer, upon an REO Disposition, shall be entitled to reimbursement for any related unreimbursed Servicing Advances and any unreimbursed related Advances as well as any unpaid Master Servicing Fees and Servicing Fees from proceeds received in connection with the REO Disposition, as further provided in Section 3.15. The Master Servicer shall not be obligated to advance any amounts with respect to an REO Property if, in its good faith judgment, the Master Servicer determines that such advance would constitute a Nonrecoverable Advance.

                  The REO Disposition shall be carried out by the Master Servicer at such price and upon such terms and conditions as the Master Servicer shall determine.

                  The Master Servicer shall deposit the proceeds from the REO Disposition, net of any payment to the Master Servicer as provided above, in the Custodial Account upon receipt thereof for distribution in accordance with
Section 4.01; provided, that any such net proceeds received by the Master Servicer which are in excess of the applicable Stated Principal Balance plus all unpaid REO Imputed Interest thereon through the last day of the month in which the REO Disposition occurred ("Excess Proceeds") shall be retained by the Master Servicer as additional servicing compensation.

                  With respect to any Mortgage Loan as to which the Master Servicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the Master Servicer shall not, on behalf of the Trustee, either (i) obtain title to the related Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or
(ii) otherwise acquire possession of, the related Mortgaged Property, unless the Master Servicer has, at least 30 days prior to taking such action, obtained and delivered to the Trustee and the Insurer an environmental audit report prepared by a Person who regularly conducts environmental audits using customary industry standards. The Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage.

                  The cost of the environmental audit report contemplated by this Section 3.22 shall be advanced by the Master Servicer as an expense of the Trust Fund, and the Master Servicer shall be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account.

                  If the Master Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property in compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund. The cost of any such compliance, containment, clean-up or remediation shall be advanced by the Master Servicer as an expense of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account.

                  SECTION 3.23. Additional Obligations of the Master Servicer.

                  On each Certificate Account Deposit Date, the Master Servicer shall deliver to the Trustee for deposit in the Certificate Account from its own funds and without any right of reimburse ment therefor, a total amount equal to the amount of Compensating Interest for the related
Distribution Date.

                  SECTION 3.24 Optional Purchase of Defaulted Mortgage Loans.

         The Master Servicer or any affiliate of the Master Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Master Servicer and the Trustee), but shall not be obligated, to purchase for its own account from the Trust Fund any Mortgage Loan which is 90 days or more delinquent in the manner and at the price specified in Section 2.04. The purchase price for any Mortgage Loan purchased hereunder shall be deposited in the Certificate Account and the Trustee, upon receipt of such deposit, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding the foregoing, the Trustee, whether acting as Trustee or in the capacity of successor Master Servicer, shall have no obligation to repurchase any Mortgage Loan.

                  SECTION 3.25. Additional Obligations of the Depositor.

                  The Depositor agrees that on or prior to the tenth day after the Closing Date, the Depositor shall provide the Trustee with a written notification, substantially in the form of Exhibit J attached hereto, relating to each Class of Certificates, setting forth (i) in the case of each Class of such Certificates, (a) if less than 10% of the aggregate Certificate Principal Balance of such Class of Certificates has been sold as of such date, the value calculated pursuant to clause (b)(iii) of Exhibit J hereto, or, (b) if 10% or more of such Class of Certificates has been sold as of such date but no single price is paid for at least 10% of the aggregate Certificate Principal Balance of such Class of Certificates, then the weighted average price at which the Certificates of such Class were sold and the aggregate percentage of Certificates of such Class sold, (c) the first single price at which at least 10% of the aggregate Certificate Principal Balance of such class of Certificates was sold, or

(d) if any Certificates of each Class of Certificates are retained by the Depositor or an affiliate corporation, or are delivered to the Seller, the fair market value of such Certificates as of the Closing Date, (ii) the Prepayment Assumption used in pricing the Certificates, and (iii) such other information as to matters of fact as the Trustee may reasonably request to enable it to comply with its reporting requirements with respect to each Class of such Certificates to the extent such information can in the good faith judgment of the Depositor be determined by it.

                  SECTION 3.26. Periodic Filings with the Securities and
                                Exchange Commission; Additional Information.

                  The Trustee shall prepare or cause to be prepared for filing with the Commission any and all reports, statements and information respecting the Trust Fund and/or the Certificates required to be filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and shall solicit any and all proxies of the Certificateholders whenever such proxies are required to be solicited, pursuant to the Securities Exchange Act of 1934, as amended. The Depositor shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests with, or other appropriate exemptive relief from, the Commission seeking the usual and customary exemption from such reporting requirements granted to issuers of securities similar to the Certificates. Fees and expenses incurred by the Trustee in connection with this Section shall not be reimbursable from the Trust Fund.

                  The Master Servicer and the Depositor each agree to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements within their respective control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

                  SECTION 4.01. Certificate Account; Distributions.

                  (a) The Trustee shall establish and maintain a Certificate Account, in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 5:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date,
(ii) any amount required to be deposited in the Certificate Account pursuant to Sections 3.13 or 3.23, and (iii) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

                  In addition, as and to the extent required pursuant to Section 4.08(b), the Trustee shall withdraw from the Insurance Account and deposit into the Certificate Account the amount necessary to pay the Insured Amount on each Distribution Date to the extent received from the Insurer. Any such amounts shall be distributed on the immediately following Distribution Date as part of the Available Distribution Amount.

                  In addition, as and to the extent required pursuant to Section 4.07(b), the Trustee shall withdraw from the Reserve Fund and deposit into the Certificate Account any amounts required to be distributed to the Certificateholders on the immediately succeeding Distribution Date.

                  (b) On each Distribution Date, prior to making any other distributions referred to in Section 4.01, the Trustee shall withdraw from the Certificate Account and pay itself the Trustee's Fee for such Distribution Date. On each Distribution Date, prior to making any other distributions referred to in Section 4.01 herein, the Trustee shall withdraw from the Certificate Account and pay to the Insurer, by wire transfer of immediately available funds to the Insurer Account, the Certificate Insurer Premium for such Distribution Date.

                  (c) On each Distribution Date the Trustee shall distribute to each Certificateholder of record as of the related Record Date (other than as provided in Section 9.01 respecting the final distribution), either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee at least 5 Business Days prior to the related Record Date, or otherwise by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, payable pursuant to Section 4.01(e).

         (d) (A) On each Distribution Date, the following amounts, in the following order of priority, shall be allocated from REMIC I to REMIC II on account of the REMIC I Regular Interests:

                         (i) to the Holders of REMIC I Regular Interests, in an
                  amount equal to (A) the Uncertificated Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Interest in respect of REMIC I Regular Interest I-LT3 shall be reduced by the REMIC I Turbo Amount; and

                        (ii) on each Distribution Date, to the Holders of REMIC
                  I Regular Interests, in an amount equal to the remainder after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below):

                           (a) to the Holders of the REMIC I Regular Interest I-LT1, 98.00% of such remainder;

                           (b) to the Holders of the REMIC I Regular Interest I-LT2 1.00% of such remainder plus any REMIC I Turbo Amount; and

                       (iii) to the Holders of the REMIC I Regular Interest
                  I-LT3, 1.00% of such remainder;

provided, however, that 98.00% and 2.00% of any principal payments that are attributable to an Overcollateralization Release Amount shall be allocated to Holders of the REMIC I Regular Interest I-LT1 and REMIC I Regular Interest I-LT3, respectively.

                  (B) On each Distribution Date, the following amounts shall be allocated from REMIC II to REMIC III on account of the REMIC II Regular
Interests:

                         (i) any amounts paid as either Uncertificated Interest
                  paid or accrued to the REMIC I Regular Interests shall be deemed to have been paid to the related Uncertificated Corresponding Component in REMIC II in accordance with the REMIC II Remittance Rates; and

                        (ii) any amounts paid as principal on the REMIC I
                  Regular Interests shall be deemed to have been paid to the related Uncertificated Corresponding Component in REMIC II in accordance with the same priorities and conditions.

                  (C) Notwithstanding the distributions on the REMIC I Regular Interests and REMIC II Regular Interests described in this Section 5.01(c), distribution of funds from the Certificate Account shall be made only in accordance with Section 4.01(e).

         (e) On each Distribution Date, the Available Funds and any Insured Amount with respect to such Distribution Date will be allocated to the Certificates in the following order of priority, in each case to the extent of amounts remaining:

              (i) to the Class A Certificateholders, the Accrued Certificate Interest with respect to such Distribution Date;

              (ii) to the Class A Certificateholders, the Principal Distribution Amount with respect to such Distribution Date, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;

              (iii)  to the Insurer, the Cumulative Insurance Payment;

              (iv) to the Class A Certificateholders, the Overcollateralization Increase Amount, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance has been reduced to zero;

              (v) to the Class A Certificateholders in respect of any Unpaid Interest Shortfalls previously allocated thereto, until the amount of such Unpaid Interest Shortfalls have been reduced to zero;

              (vi) subject to Section 4.07(b), to be deposited in the Reserve Fund, the Reserve Fund Cash Flow Addition;

              (vii) to the Trustee, for amounts owing to the Trustee other than its Trustee's Fees; and

              (viii) any remaining amounts to the holders of the Class SB Certificates.

           (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

           (g) The Trustee shall, upon written direction from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders and the Insurer, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

           (h) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Accrual Period.

           Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non- tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this
Section 4.01(h) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within six months after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Depositor, or appoint an agent to take reasonable steps, to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the Trust Fund. If within nine months after the second notice any such Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto. No interest shall accrue or be payable to any

Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(h).

           SECTION 4.02. Statements to Certificateholders.

           On each Distribution Date the Trustee shall forward or cause to be forwarded by mail to each Holder of a Certificate and to the Depositor, the Insurer, the Master Servicer and the Rating Agencies, a statement based on information provided by the Master Servicer as to such distribution setting forth:

           (i) (a) the amount of such distribution to the Certificateholders of each Class applied to reduce the Certificate Principal Balance thereof, and
     (b) the aggregate amount included therein representing Principal
     Prepayments;

           (ii) the amount of such distribution to Holders of each Class of Certificates allocable to interest;

           (iii) if the distribution to the Holders of any Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

           (iv) the aggregate amount of Advances included in such distribution as of the close of business on such Distribution Date;

           (v) the number and aggregate Stated Principal Balance of the Mortgage Loans at the close of business on such Distribution Date;

           (vi) the aggregate Certificate Principal Balance of each Class of Certificates after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

           (vii) the number and aggregate Stated Principal Balance of Mortgage Loans (a) delinquent 31 to 60 days, (b) delinquent 61 to 90 days, (c) delinquent 91 days or more;

           (viii) the number, aggregate principal balance and book value of any REO Properties;

           (ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates after giving effect to the distribution made on such Distribution Date;

           (x) the aggregate amount of Realized Losses for such Distribution
     Date;

           (xi) the aggregate amount of any recoveries on previously foreclosed loans from the Seller due to a breach of representation or warranty;

           (xii) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

           (xiii) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

           (xiv) the amount of the Reserve Fund YMA Addition, the amount of any amounts removed from the Reserve Fund, and whether such amounts were used to cover Basis Risk Shortfall or to pay the Class SB Certificates;

           (xv) the amount of any Insured Amount paid on such Distribution Date, the amount of any reimbursement payment made to the Insurer on such Distribution Date pursuant to Section 4.02(e) and the amount of Cumulative Insured Amounts after giving effect to any such Insured Amount or any such reimbursement payment to the Insurer;

           (xvi) the aggregate of any deposits to and withdrawals from the Reserve Fund for such Distribution Date and the remaining amount on deposit in the Reserve Fund after such deposits and withdrawals; and

           (xvii) amounts received under the Yield Maintenance Agreement.

           In the case of information furnished pursuant to subclauses (i)-(iii) above, the amounts shall also be expressed as a dollar amount per Single Certificate.

           Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a Certificate, a statement containing the information set forth in subclauses (i) - (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certif icateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

           On each Distribution Date the Trustee shall prepare and forward, to each Holder of a Residual Certificate a copy of the reports forwarded to the other Certificateholders on such Distribution Date.

           Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a

Residual Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

           SECTION 4.03.  Remittance Reports; Advances by the Master Servicer.

           (a) On the Business Day following each Determination Date, the Master Servicer shall deliver to the Trustee and the Insurer a report, prepared as of the close of business on the Determination Date (the "Determination Date Report"), in the form of an electromagnetic tape or disk. The Determination Date Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is required by the Trustee for purposes of making the calculations and preparing the statement described in Sections 4.01 and 4.02, as set forth in written specifications or guidelines issued by the Trustee from time to time. Not later than each Certificate Account Deposit Date, the Trustee shall furnish by telecopy to the Master Servicer a statement setting forth (i) the Available Distribution Amount, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account with respect to the immediately succeeding Distribution Date pursuant to clause (ii) of Section 4.01(a), and (iii) the Certificate Insurer Premium and, if the Master Servicer determines that a Deficiency Amount exists for such Distribution Date, the amount necessary to complete the notice in the form of Exhibit A to the Policy (the "Notice"). The Trustee shall have no obligation to recompute, recalculate or verify any information provided to it by the Master Servicer. The determination by the Trustee of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder.

           (b) Not later than 2:00 P.M. New York time on each Certificate Account Deposit Date, the Trustee shall notify the Master Servicer of the aggregate amount of Advances required to be made for the related Distribution Date, which shall be in an aggregate amount equal to the sum of the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Mortgage Rate, less the Master Servicing Fee and Servicing Fee, or reductions in the amount of principal collectable from the Mortgagor pursuant to a Deficient Valuation), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance. On each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Sub-Servicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the amounts held for future distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the amounts held for future distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 1:00 P.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The amount of any reimbursement pursuant to Section 3.11 in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.11. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller, the Insurer and the Trustee with the Determination Date Report. The Trustee shall deposit all funds it receives pursuant to this Section 4.03 into the Certificate Account.

           (c) In the event that the Master Servicer determines as of any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date in the amount determined by the Trustee pursuant to paragraph (b) above, it shall give notice to the Trustee and the Insurer of its inability to Advance (such notice may be given by telecopy), not later than 4:00 P.M., New York time, on such date, specifying the portion of such amount that it will be unable to deposit. Not later than 4:00 P.M., New York time, on the earlier of (x) two Business Days following such Certificate Account Deposit Date or (y) the Business Day preceding the related Distribution Date, unless by such time the Master Servicer shall have directly or indirectly deposited in the Certificate Account the entire amount of the Advances required to be made for the related Distribution Date, pursuant to Section 7.01, the Trustee shall (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

           SECTION 4.04.  Allocation of Realized Losses.

           Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate from the Master Servicer to the Trustee. All Realized Losses remaining after the allocation of such amounts in reduction of the funds on deposit in the Reserve Fund shall be allocated by the Trustee on each Distribution Date to the following REMIC I Regular Interests in the specified percentages, as follows: first, to Uncertificated Interest payable to the REMIC I Regular Interest I-LT1 and REMIC I Regular Interest I-LT3 up to an aggregate amount equal to 1% of the Net Monthly Excess Cash Flow, 98% and 2%, respectively; second, to the Uncertificated Balances of the REMIC I Regular Interest I-LT1 and REMIC I Regular Interest I-LT3, until the Uncertificated Balance of the REMIC I Regular Interest I-LT3 is equal to that of REMIC I Regular Interest I-LT2, 98% and 2%, respectively; third, to the Uncertificated Balances of REMIC I Regular Interests I-LT1, I-LT2 and I-LT3, pro rata, until the Uncertificated Balance of REMIC I Regular Interest I-LT3 has been reduced to zero.

           All Realized Losses on the REMIC II Regular Interests shall be allocated by the Trustee on each Distribution Date among the REMIC II Regular Interests in the proportion that Realized Losses are allocated to the related Uncertificated Corresponding Component.

           As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or among the various Classes so specified based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.01. Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.01. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

           SECTION 4.05.Information Reports to Be Filed by the Master Servicer.

           The Master Servicer or the Sub-Servicers shall file information reports with respect to the receipt of mortgage interest received in a trade or business, foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

           SECTION 4.06. Compliance with Withholding Requirements.

           Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall, together with its monthly report to such Certificateholders pursuant to Section 4.02 hereof, indicate such amount withheld.

           SECTION 4.07. Yield Maintenance Agreement and Reserve Fund.

           (a) On the Closing Date, the Trustee, as trustee for the benefit of the Insurer and the Certificateholders, shall enter into the Yield Maintenance Agreement with DLJIC. The initial amount payable by the Trust Fund pursuant to the Yield Maintenance Agreement shall be paid by Impac Funding on behalf of the Trust Fund on or prior to the Closing Date in accordance with the Yield Maintenance Agreement, in an amount equal to the Yield Maintenance Agreement Purchase Price. Such payment shall be deemed to have been made as of the Closing Date. Impac Funding shall be a third-party beneficiary of the Yield Maintenance Agreement and shall have a right to amounts payable by DLJIC pursuant to the Yield Maintenance Agreement in excess of the Reserve Fund YMA Addition and certain other related amounts.

           (b) Immediately prior to each Distribution Date, the Trustee shall deposit into the Reserve Fund the Reserve Fund YMA Addition and the Reserve Fund Cash Flow Addition. On each Distribution Date, the Trustee shall withdraw from the Reserve Fund (to the extent of funds available on deposit therein) and include in Available Funds (to be distributed in the priority of Section 4.01(e)) an amount equal to the sum of (a) Cumulative Insurance Payments (to the extent such payments would not otherwise be covered by distributions pursuant to clause (iii) of Section 4.01(e)) and (b) the excess of (x) the amount of Realized Losses on the Mortgage Loans for such Distribution Date over (y) the Net Monthly Excess Cash Flow for such Distribution Date.

           (c) If following the distribution of Available Funds on any Distribution Date pursuant to Section 4.01(e), the Overcollateralization Amount is equal to or greater than the Required Overcollateralization Amount, any amounts held in the Reserve Fund shall be paid as follows, with any amounts not paid as described below to remain in the Reserve Fund:

              (i) FIRST, to the holders of the Class A Certificates, any Basis Risk Shortfall Carry- Forward Amount; and

              (ii) SECOND, in addition, if the Net WAC Cap Rate exceeds the lesser of clauses (i) and (ii) of the definition of Pass-Through Rate for the Class A Certificates by at least 0.25% per annum, or if on or prior to such Distribution Date the Certificate Principal Balance of the Class A Certificates has been reduced to zero, the entire amount in the Reserve Fund following distributions pursuant to clause (i) shall be paid to the Holders of the Class SB Certificates.

           (d) The Reserve Fund shall be an Eligible Account. Amounts held in the Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of the REMIC, until released from the Reserve Fund pursuant to this Section 4.07. The Yield Maintenance Agreement and the Reserve Fund constitute an "outside reserve fund" within the meaning of Treasury Regulation ss.1.860G-2(h) and are not assets of REMIC I, REMIC II or REMIC III. The Holders of the Class SB Certificates are the owners of the Reserve Fund and the Yield Maintenance Agreement and for all federal tax purposes, amounts transferred by REMIC III to the Reserve Fund are treated as amounts first distributed by the REMIC to the Holders of the Class SB Certificates, and then by the Holders of the Class SB Certificates to the Reserve Fund. The Trustee shall keep records that accurately reflect the funds on deposit in the Reserve Fund. The Trustee shall invest the Reserve Fund in Permitted Investments. On each Distribution Date, the Trustee shall distribute any investment earnings on the Reserve Fund to the Holder of the Class SB Certificates.

           SECTION 4.08. The Policy.

           (a) If pursuant to Section 4.03(a), the Master Servicer determines that a Deficiency Amount exists for such Distribution Date, the Trustee shall complete the Notice and submit such Notice in accordance with the Policy to the Insurer no later than 12:00 P.M., New York City time, on the Business Day immediately preceding each Distribution Date, as a claim for an Insured Amount (provided that the Trustee shall submit such Notice on the second Business Day immediately preceding such Distribution Date if it is able to do so) in an amount equal to such Deficiency Amount.

           (b) The Trustee shall establish and maintain the Insurance Account on behalf of the Holders of the Class A Certificates. Upon receipt of an Insured Amount from the Insurer on behalf of the Class A Certificateholders, the Trustee shall deposit such Insured Amount in the Insurance Account. All amounts on deposit in the Insurance Account shall remain uninvested. On each Distribution Date, the Trustee shall transfer any Insured Amount then on deposit in the Insurance Account to the Certificate Account.

           (c) The Trustee shall (i) receive as attorney-in-fact of each Class A Certificateholder any Insured Amount from the Insurer and (ii) distribute such Insured Amount to such Class A Certificateholders as set forth in subsection (b) above.

           (d) The Trustee promptly shall notify the Insurer of any proceeding or the institution of any action seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Class A Certificates. Each Holder, by its purchase of Class A Certificates, and the Trustee hereby agree that the Insurer (so long as no Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Insurer shall be subrogated to the rights of the Trustee and each such Holder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any order issued in connection with any such Preference Claim. Insured Amounts paid by the Insurer to the Trustee shall be received by the Trustee, as agent to the Certificateholders. The Trustee is not permitted to make a claim on the Trust or on any Certificateholder for payments made to Certificateholders under the Policy which are characterized as preference payments by any federal bankruptcy court having jurisdiction over any bankrupt Mortgagor unless ordered to do so by such bankruptcy court.

           (e) Insured Amounts disbursed by the Trustee from proceeds of the Policy shall not be considered payment by the Trust Fund with respect to the Class A Certificates, nor shall such disbursement of such Insured Amounts discharge the obligations of the Trust Fund with respect to the amounts thereof, and the Insurer shall become owner of such amounts to the extent covered by such Insured Amounts as the deemed assignee of such Class A Certificateholders. The Trustee hereby agrees on behalf of each Class A Certificateholder (and each Class A Certificateholder, by its acceptance of its Class A Certificates, hereby agrees) for the benefit of the Insurer that the Trustee shall recognize that to the extent the Insurer pays Insured Amounts, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, the Insurer will be entitled to be subrogated to the rights of the Class A Certificateholders to the extent of such payments.

                                    ARTICLE V

                                THE CERTIFICATES

           SECTION 5.01. The Certificates.

           (a) The Certificates will be substantially in the respective forms annexed hereto as Exhibits A-1, B-1 and B-2. The Certificates will be issuable in registered form only. The Class A Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class SB Certificates shall be issuable in registered, certificated form in minimum Percentage Interests of 5.00% and integral multiples of 0.01% in excess thereof. Each Class of Class R Certificates will each be issuable in minimum denominations of any Percentage Interest representing 5.00% and multiples of 0.01% in excess thereof.

           Upon original issue, the Certificates shall, upon the written request of the Depositor executed by an officer of the Depositor, be executed and delivered by the Trustee, authenticated by the Trustee and delivered to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by a Responsible Officer. Cer tificates bearing the manual or facsimile signatures of individuals who were at the time they signed the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certif icates issued on the Closing Date shall be dated the Closing Date and any Certificates delivered thereafter shall be dated the date of their authentication.

           (b) The Class A Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of such Class A Certificates (except for such remainders) through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate

Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

           The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book- Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

           If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall, at the expense of the Depositor, issue the Definitive Certificates. Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

           SECTION 5.02. Registration of Transfer and Exchange of Certificates.

           (a) The Trustee shall maintain a Certificate Register (in such capacity, the "Certificate Registrar") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

           (b) Except as provided in Section 5.02(c), no transfer, sale, pledge or other disposition of a Class SB or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the
"Act"),
and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class SB or Class R Certificate is to be made under this Section 5.02(b), (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Depositor or any affiliate thereof, to a non-affiliate of the Depositor and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit G-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit G-2 hereto, each acceptable to and in form and substance satisfactory to the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Depositor or the Master Servicer; provided however that such representation letters will not be required in connection with any transfer of any such Certificate by the Depositor to an affiliate of the Depositor and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

           (c) Notwithstanding the requirements of Section 5.02(b), transfers of Class SB or Class R Certificates may be made in accordance with this Section 5.02(c) if the prospective transferee of a Certificate provides the Trustee and the Depositor with an investment letter substantially in the form of Exhibit G-3 attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor or the Master Servicer, and which investment letter states that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule 144A. Such transfers shall be deemed to have complied with the requirements of Section 5.02(b) hereof; provided, however, that no Transfer of any of the Class SB or Class R Certificates may be made pursuant to this
Section 5.02(c) by the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

           (d) The Trustee shall require an Opinion of Counsel from a prospective transferee prior to the transfer of any Class SB or Residual Certificate to any employee benefit plan or other retirement arrangement, including individual retirement accounts and Keogh plans, that is subject to
Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code (any of the foregoing, a "Plan"), to a trustee or other Person acting on behalf of any Plan, or to any other person who is using "plan assets" of any Plan to effect such acquisition

(including any insurance company using funds in its general or separate accounts that may constitute "plan assets"). Such Opinion of Counsel must establish to the satisfaction of the Trustee that such disposition will not violate the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code. Neither the Depositor, the Master Servicer nor the Trustee will be required to obtain such Opinion of Counsel on behalf of any prospective transferee. In lieu of such Opinion of Counsel, the Trustee shall require a certification in the form of Exhibit G-6 (or in a form substantially similar to such Exhibit G-6 as shall be agreed upon by the Trustee), in the case of the transfer of any of the foregoing Certificates to a person capable of providing such certification, substantially to the effect that all funds used by such transferee to purchase such Certificates will be funds held by it in its general account which it reasonably believes do not constitute "plan assets" of any Plan (as defined above); provided however that such certification will not be required in connection with any transfer of any such Certificate by the Depositor to an affiliate of the Depositor and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor. The permission of any transfer in violation of the restriction on transfer set forth in this paragraph shall not constitute a default or an Event of Default.

           (e) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

           (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

           (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (I) an affidavit and agreement (a "Transfer Affidavit and Agreement" in the form attached hereto as Exhibit G-5) from the proposed Transferee, in form and substance satisfactory to the Trustee representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02 and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-4, from the Holder wishing to transfer the Residual

     Certificate, in form and substance satisfactory to the Trustee representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

           (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

           (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-4.

           (E) Each Person holding or acquiring an Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is "a pass-through interest holder", or is holding an Ownership Interest in a Residual Certificate on behalf of a "pass-through interest holder."

           (ii) The Trustee will register the Transfer of any Residual Certificate only if it shall have received the Transfer Affidavit and Agreement in the form attached hereto as Exhibit G-5, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-4 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Residual Certificates other than to Permitted Transferees are prohibited.

           (iii) (A) If any Person other than a Permitted Transferee shall become a Holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02 or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

              (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 5.02 and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

           (iv) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person who is a Disqualified Organization. The Trustee may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in clauses (A) and (B) of this paragraph for providing such information.

           (f) Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the office of the Trustee maintained for such purpose, the Trustee shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest. Every Certificate surrendered for transfer shall be accompanied by notification of the account of the designated transferee or transferees for the purpose of receiving distributions pursuant to Section 4.01 by wire transfer, if any such transferee desires and is eligible for distribution by wire transfer.

           (g) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the office of the Trustee. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

           (h) No service charge shall be made to the Certificateholders for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certi ficates.

           (i) All Certificates surrendered for transfer and exchange shall be cancelled and retained by the Trustee in accordance with the Trustee's standard procedures.

           SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

           If (i) any mutilated Certificate is surrendered to the Trustee and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

           SECTION 5.04. Persons Deemed Owners.

           The Depositor, the Master Servicer, the Trustee, the Insurer and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Trustee, the Insurer nor any agent of any of them shall be affected by notice to the contrary.

                                   ARTICLE VI

                      THE DEPOSITOR AND THE MASTER SERVICER

           SECTION 6.01. Liability of the Depositor and the Master Servicer.

           The Depositor and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor and the Master Servicer herein. Only the Master Servicer, any successor Master Servicer or the Trustee acting as Master Servicer shall be liable with respect to the servicing of the Mortgage Loans and the REO Property for actions taken by any such Person in contravention of the Master Servicer's duties hereunder.

           SECTION 6.02. Merger, Consolidation or Conversion of the Depositor or
                         the Master Servicer.

           The Depositor and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

           Any Person into which the Depositor or the Master Servicer may be merged, consolidated or converted, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac.

           SECTION 6.03. Limitation on Liability of the Depositor, the Master
                         Servicer and Others.


           Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Master Servicer (but this provision shall protect the above described persons) against any breach of warranties or representations made herein; and provided further that this provision shall not protect the Depositor, the Master Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Certificates (including reasonable legal fees and disbursements of counsel), other than (a) any loss, liability or expense related to Master Servicer's servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), or (b) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any lia bility resulting therefrom (except any action or liability related to the Master Servicer's obligations under Section 3.01) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor from the Certificate Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Certificate Account.

           SECTION 6.04. Limitation on Resignation of the Master Servicer.

           The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer reasonably acceptable to the Trustee and the Insurer upon receipt by the Trustee of a letter from the Rating Agency that such a resignation and appointment will not, in and of itself, result in a downgrading of the Certificates (without regard to the Policy) or (b) upon determination that its duties hereunder are no longer permissible under appli cable law. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning Master Servicer) to such effect delivered to the Trustee and the Insurer. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

           SECTION 6.05. Sale and Assignment of Master Servicing.

           The Master Servicer may sell and assign its rights and delegate its duties and obligations in their entirety as Master Servicer under this Agreement; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall, in the case of successor master servicers only, have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below);
(c) shall be reasonably satisfactory to the Trustee and the Insurer (as evidenced in a writing signed by the Trustee and the Insurer) as having a comparable servicing ability to that of the Master Servicer on the Closing Date;
(d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement and any custodial agreement, from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates (without regard to the Policy) in effect immediately prior to such assignment, sale and delegation will not be downgraded or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; and
(iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

                                   ARTICLE VII

                                     DEFAULT

           SECTION 7.01.        Events of Default.

           "Event of Default", wherever used herein, means any one of the following events:

         (i) any failure by the Master Servicer to deposit into the Certificate Account on each Certificate Account Deposit Date the amounts required to be deposited therein (other than an Advance) under the terms of this Agreement which continues unremedied for two (2) Business Days after such amount was required to be remitted; or

        (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement (including any breach of the Master Servicer's representations and warranties pursuant to Section 2.03(a) which materially and adversely affects the interests of the Certificateholders) which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Insurer, or to the Master Servicer and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

       (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

        (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

         (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

        (vi) the Master Servicer shall fail to deposit in the Certificate Account on any Certificate Account Deposit Date an amount equal to any required Advance which continues unremedied for the earlier of (a) a period of two (2) Business Days or (b) the Business Day immediately preceding the Distribution Date; or

       (vii) The occurrence of either of the following additional events: (1) with respect to any Distribution Date, the aggregate Cumulative Loss Percentage with respect to the Mortgage Loans over the prior twelve months is more than 1.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the first month of such twelve month period, or (2) the Rolling Delinquency Percentage with respect to the Mortgage Loans for any Distribution Date is more than 4.50%.

If an Event of Default described in clauses (i) - (v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee or the Holders of Certificates entitled to at least 51% of the Voting Rights (which Voting Rights of the Class A Certificateholders may be exercised by the Insurer without the consent of such Holders and may only be exercised by such Holders with the prior written consent of the Insurer so long as there does not exist a failure by the Insurer to make a required payment under the Policy), by notice in writing to the Master Servicer (and to the Trustee if given by such Holders of Certificates), with a copy to the Rating Agencies, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder; provided, however, that unless an Insurer Default is continuing the successor to the Master Servicer appointed pursuant to Section 7.02 shall be acceptable to the Insurer and shall have accepted the duties of Master Servicer effective upon the resignation or termination of the Master Servicer. If an Event of Default described in clause (vi) or (vii) hereof shall occur, the Trustee with the consent of the Insurer shall, by notice to the Master Servicer, the Insurer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder; provided, however, that if the Trustee determines (in its sole discretion) that the failure by the Master Servicer to make any required Advance was due to circumstances beyond its control, and the required Advance was otherwise made, the Trustee shall not terminate the Master Servicer. On or after the receipt by the Master Servicer of such notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a holder thereof) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise at the expense of the Master Servicer. The Master Servicer agrees to cooperate (and pay any related costs and expenses) with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its appointed agent for administration by it of (i) the property and amounts which are then or should be part of the Trust Fund or which thereafter become part of the Trust Fund; (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Trustee to enable it to assume the Master Servicer's duties thereunder; (iii) the rights and obligations of the Master Servicer under the Sub- Servicing Agreements with respect to the Mortgage Loans; and (iv) all cash amounts which shall at the time be deposited by the Master Servicer or should have been deposited to the Custodial or the Certificate Account or thereafter be received with respect to the Mortgage Loans. The Trustee shall not be deemed to have breached any obligation hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Master Servicer to remit any amounts received on it or to deliver any documents held by it with respect to the Mortgage Loans. For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's corporate trust division has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

           SECTION 7.02. Trustee to Act; Appointment of Successor.

           On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 (i)-(v), the Insurer may appoint a successor Master Servicer and if the Insurer fails to do so within 30 days, the Trustee or its appointed agent shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject thereafter to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer including the obligation to make Advances which have been or will be required to be made (except for the responsibilities, duties and liabilities contained in Section 2.03 and its obligations to deposit amounts in respect of losses pursuant to Section 3.12 and 4.01(g)) by the terms and provisions hereof; and provided further, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by Section 4.03 shall not be considered a default by the Trustee hereunder. As compen sation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account and the Certificate Account if the Master Servicer had continued to act hereunder. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.02, then notwithstanding the above, the Insurer may appoint a successor Master Servicer and if the Insurer fails to do so within 30 days, the Trustee may, if it shall be unwilling to so act, or shall be unable to so act, appoint, or petition a court of competent jurisdiction or appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as herein above provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. Each of the Seller, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

           Any successor, including the Trustee, to the Master Servicer shall maintain in force during its term as master servicer hereunder policies and fidelity bonds to the same extent as the Master Servicer is so required pursuant to Section 3.18.

           SECTION 7.03. Notification to Certificateholders.

           (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt notice thereof to the Insurer, the Certificateholders and to the Rating Agencies.

           (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates and the Insurer notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

           SECTION 7.04. Waiver of Events of Default.

           The Insurer or the Holders representing at least 51% of the Voting Rights of Certificates affected by a default or Event of Default hereunder, may waive such default or Event of Default (other than an Event of Default set forth in Section 7.01 (vi) or (vii)) with the written consent of the Insurer, which consent shall not be unreasonably withheld; PROVIDED, HOWEVER, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived with the written consent of the Insurer, only by all of the Holders of Certificates affected by such default or Event of Default (which Voting Rights of the Class A Certificateholders may be exercised by the Insurer without the consent of such Holders and may only be exercised by such Holders with the prior written consent of the Insurer so long as there does not exist a failure by the Insurer to make a required payment under the Policy) and (b) no waiver pursuant to this Section
7.04 shall affect the Holders of Certificates in the manner set forth in the second paragraph of Section 11.01 or materially adversely affect any nonconsenting Certificateholder. Upon any such waiver of a default or Event of Default by the Insurer or the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, with the consent of the Insurer, which consent shall not be unreasonably withheld, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived. The Master Servicer shall give notice of any such waiver to the Rating Agencies.

           SECTION 7.05. List of Certificateholders.

           Upon written request of three or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Trustee will afford such Certificateholders access during business hours to the most recent list of Certificateholders held by the Trustee.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

           SECTION 8.01. Duties of Trustee.

           The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs, is continuing and has not been waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

           The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them in accordance with the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Insurer and the Certificateholders. Notwithstanding the foregoing, the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer hereunder or any Opinion of Counsel required hereunder.

           The Trustee shall prepare and file or cause to be filed on behalf of the Trust Fund any tax return that is required with respect to REMIC I, REMIC II and REMIC III pursuant to applicable federal, state or local tax laws.

           The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of REMIC I, REMIC II and REMIC III under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

           The Trustee shall furnish in a timely fashion to the Insurer such information as the Insurer may reasonably request from time to time necessary for the Insurer to fulfill its duties under the Policy.

           No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

           (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

           (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Insurer or the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

           SECTION 8.02. Certain Matters Affecting the Trustee.

              Except as otherwise provided in Section 8.01:

         (a) The Trustee may rely upon and shall be protected in acting or refraining from acting in reliance upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

         (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notice pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and the Insurer has given its consent; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Office of the Trustee's corporate trust department has actual knowledge (which has not been waived or cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

         (d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (e) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Insurer or the Holders of Certificates entitled to at least 25% of the Voting Rights with written consent of the Insurer; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement reasonable expense of every such examination shall be paid by the Certificateholders or the Insurer requesting the investigation;

         (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

         (g) The Trustee shall not be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder.

           SECTION 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

           The recitals contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Trustee on the Certificates, the acknowledgments of the Trustee contained in Article II and the representations and warranties of the Trustee in Section 8.12) shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 8.12), of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or related document. The

Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account by the Master Servicer.

           SECTION 8.04. Trustee May Own Certificates.

           The Trustee in its individual or any other capacity (other than as Trustee hereunder) may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the parties hereto.

           SECTION 8.05. Trustee's Fees.

           On each Distribution Date, the Trustee shall be entitled to withdraw from the Certificate Account as compensation hereunder the Trustee Fees. Such compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) shall be paid for all services rendered by it (except as otherwise reimbursed by the Seller pursuant to a separate fee letter between the Seller and the Trustee) in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder or of the Trustee. Except as otherwise provided in this Agreement, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by the Trust Fund against any claim, loss, liability, fee or expense incurred in connection with any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) relating to the acceptance or administration of its trusts hereunder or the Certificates, other than any claim, loss, liability or expense (i) sustained in connection with this Agreement related to the willful misfeasance, bad faith or negligence of the Master Servicer in the performance of its duties hereunder or (ii) incurred in connection with a breach constituting willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder.

           The Master Servicer shall indemnify the Trustee and any director, officer, employee or agent of the Trustee against any such claim or legal action (including any pending or threatened claim or legal action), loss, liability, fee or expense that may be sustained in connection with this Agreement related to the willful misfeasance, bad faith, or negligence in the performance of the Master Servicer's duties hereunder.

           The provisions of this Section 8.05 shall survive the resignation or removal of the Trustee or the termination of this Agreement.

           SECTION 8.06. Eligibility Requirements for Trustee.

           The Trustee hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. In addition, the Trustee shall at all times be acceptable to the Rating Agency rating the Certificates. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Seller and their affiliates or the Master Servicer and its affiliates; provided, however, that such corporation cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

           SECTION 8.07. Resignation and Removal of the Trustee.

           The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Master Servicer and the Insurer; with a copy to the Rating Agencies; provided, that such resignation shall not be effective until a successor trustee is appointed and accepts appointment in accordance with the following provisions. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee acceptable to the Insurer who meets the eligibility requirements of
Section 8.06 by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Trustee and to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the Insurer may appoint a successor trustee and if the Insurer fails to do so within 30 days, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee; provided, however, that the resigning Trustee shall not resign and be discharged from the trusts hereby created until such time as the Rating Agency rating the Certificates approves the successor trustee.

           If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Insurer or the Master Servicer with the consent of the Insurer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Insurer or the Master Servicer with the consent of the Insurer may remove the Trustee and appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in triplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee.

           During the continuance of an Insurer Default, the Holders of Certificates entitled to at least 51% of the Voting Rights, may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Depositor by the Master Servicer.

           Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

           SECTION 8.08. Successor Trustee.

           Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer, the Insurer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall after payment of its outstanding fees and expenses, promptly deliver to the successor trustee all assets and records of the Trust Fund held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver all such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

           No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

           Upon acceptance of appointment by a successor trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

           SECTION 8.09. Merger or Consolidation of Trustee.

           Any state bank or trust company or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 8.06 without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

           SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

           Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment without the Master Servicer. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

           In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee and required to be conferred or such co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

           Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

           Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE IX

                                   TERMINATION

           SECTION 9.01. Termination Upon Repurchase or Liquidation of All
                         Mortgage Loans.

                  Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby (other than the obligations of the Master Servicer to the Trustee pursuant to Section 8.05 and of the Master Servicer to provide for and the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder following the earlier to occur of (i) the repurchase by the Master Servicer or its designee of all Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund at a price equal to (a) 100% of the unpaid principal balance of each Mortgage Loan (other than one as to which a REO Property was acquired) on the day of repurchase together with accrued interest on such unpaid principal balance at the Net Mortgage Rate to the first day of the month in which the proceeds of such repurchase are to be distributed, plus (b) the appraised value of any REO Property (but not more than the unpaid principal balance of the related Mortgage Loan, together with accrued interest on that balance at the Net Mortgage Rate, to the first day of the month such repurchase price is distributed), including the amounts due to the Insurer under the Insurance Agreement, less the good faith estimate of the Master Servicer of liquidation expenses to be incurred in connection with its disposal thereof, such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee at the expense of the Master Servicer, and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof); pro vided, however, that in no event shall the trust created hereby continue beyond the earlier of (i) October 25, 2032, and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof, and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of the REMIC I, REMIC II or REMIC III as REMICs; and provided further, that no purchase by the Master Servicer pursuant to clause (i) is permitted if it would result in a draw on the Policy unless the Insurer consents in writing. In the case of any repurchase by the Master Servicer pursuant to clause (i), the Master Servicer shall include in such repurchase price the amount of any Advances that will be reimbursed to the Master Servicer pursuant to Section 3.11(iii) and the Master Servicer shall exercise reasonable efforts to cooperate fully with the Trustee in effecting such repurchase and the transfer of the Mortgage Loans and related Mortgage Files and related records to the Master Servicer.

                  The right of the Master Servicer or its designee to repurchase all Mortgage Loans pursuant to (i) above shall be conditioned upon the aggregate Stated Principal Balance of such

Mortgage Loans at the time of any such repurchase aggregating an amount equal to or less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date. If such right is exercised, the Master Servicer upon such repurchase shall provide to the Trustee, notice of such exercise prior to the Determination Date in the month preceding the month of purchase and the certification required by Section 3.16.

                  Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to the Certificateholders mailed (a) in the event such notice is given in connection with the Master Servicer's election to repurchase, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. In the event such notice is given in connection with the Master Servicer or its designee's election to repurchase, the Master Servicer or its designee shall deliver to the Trustee for deposit in the Certificate Account on the Business Day immediately preceding the Distribution Date specified in such notice an amount equal to the above-described repurchase price payable out of its own funds. Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or (ii) if the Master Servicer elected to so repurchase, an amount determined as follows: with respect to the Class A Certificates, the outstanding Certificate Principal Balance thereof, plus one month's interest thereon at the appli cable Pass-Through Rate and any previously unpaid Accrued Certificate Interest; and with respect to the Residual Certificates, the Percentage Interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price and the aggregate amount to be distributed to the Holders of the Class A Certificates, subject to the priorities set forth in Section 4.01(c). Upon certification to the Trustee by a Servicing Officer, following such final deposit, the Trustee shall promptly release the Mortgage Files as directed by the Master Servicer for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments required by the Master Servicer as being necessary to effectuate such transfer.

                  In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned notice, the Trustee shall give a second notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all of the Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Depositor, or appoint an agent to take reasonable steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Residual Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto.

                  SECTION 9.02. Additional Termination Requirements.

                  (a) In the event the Master Servicer repurchases the Mortgage Loans as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional re quirements, unless the Master Servicer, at its own expense, obtains for the Trustee an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause REMIC I, REMIC II or REMIC III to fail to qualify as REMICs at any time that any Certificate is outstanding:

                  (i) The Master Servicer shall establish a 90-day liquidation period for REMIC I, REMIC II and REMIC III and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for REMIC I, REMIC II and REMIC III under Section 860F of the Code and regulations thereunder;

                  (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                  (iii) If the Master Servicer or the Depositor is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer or the Depositor shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

         (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for REMIC I, REMIC II and REMIC III at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                    ARTICLE X

                                REMIC PROVISIONS

                  SECTION 10.01. REMIC Administration.

         (a) The Trustee shall make an election to treat the Trust Fund as three REMICs under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC elections in respect of the Trust Fund, (i) the Class R-I Certificates will constitute the sole class of "residual interest" in REMIC I, (ii) the Class R-II Certificates will constitute the sole class of "residual interest" in REMIC II, (iii) the Class R-III Certificates will constitute the sole class of "residual interest" in the REMIC III, and the Class A Certificates and Class SB Certificates shall be designated as the "regular interests" in REMIC III. The Master Servicer and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Class A Certificates and Class SB Certificates.

         (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

         (c) The Trustee shall pay out of its own funds, without any right of reimbursement, any and all expenses relating to any tax audit of the REMICs (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to the REMICs that involve the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel except as specified herein. The Trustee, as agent for the REMICs' tax matters person, shall (i) act on behalf of the REMICs in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Trustee or an Affiliate as its agent to perform all of the duties of the tax matters person for the REMICs.

         (d) The Trustee shall prepare, sign and file all of the Tax Returns in respect of the REMICs created hereunder. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor. The Master Servicer shall provide on a timely basis to the Trustee or its designee such information with respect to the assets of the REMICs as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this Article X.

                  (e) The Trustee shall perform on behalf of the REMICs all reporting and other tax compliance duties that are the responsibility of the REMICs under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMICs. The Master Servicer shall provide on a timely basis to the Trustee such information with respect to the assets of the REMICs, including, without limitation, the Mortgage Loans, as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this subsection. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

                  (f) The Trustee shall take such action and shall cause the REMICs created hereunder to take such action as shall be necessary to create or maintain the status thereof as REMICs under the REMIC Provisions (and the Master Servicer shall assist it, to the extent reasonably requested by it). The Trustee shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC I, REMIC II or REMIC III as REMICs or (ii) result in the imposition of a tax upon the REMICs (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to take such action but in no event at the expense of the Trustee) to the effect that the contemplated action will not, with respect to the REMICs created hereunder, endanger such status or result in the imposition of such a tax, nor shall the Master Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMICs or the assets of the REMICs, or causing the REMICs to take any action, which is not contemplated under the terms of this Agreement, the Master Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Master Servicer shall not take any such action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee. At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of the REMICs created hereunder will consist of "qualified mortgages" as defined in
Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (g) In the event that any tax is imposed on "prohibited transactions" of the REMICs created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMICs as defined in Section 860G(c) of the Code, on any contributions to the REMICs after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (ii) to the Master Servicer pursuant to
Section 10.03 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X, or otherwise, (iii) to the Master Servicer as provided in Section 3.05 and (iv) against amounts on deposit in the Certificate Account and shall be paid by withdrawal therefrom to the extent not required to be paid by the Master Servicer or the Trustee pursuant to another provision of this Agreement.

                  (h) On or before April 15 of each calendar year, commencing April 15, 1999, the Trustee shall deliver to the Master Servicer and the Rating Agency a Certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Article X.

                  (i) The Trustee shall, for federal income tax purposes, maintain books and records with respect to the REMICs on a calendar year and on an accrual basis.

                  (j) Following the Startup Day, the Trustee shall not accept any contributions of assets to the REMICs other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.04 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the REMICs will not cause the REMIC I, REMIC II or REMIC III to fail to qualify as REMICs at any time that any Certificates are outstanding or subject either REMIC I, REMIC II or REMIC III to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (k) Neither the Trustee nor the Master Servicer shall enter into any arrangement by which the REMICs will receive a fee or other compensation for services nor permit the REMICs to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  SECTION 10.02. Prohibited Transactions and Activities.

                  None of the Depositor, the Master Servicer or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of REMIC I, REMIC II or REMIC III pursuant to Article IX of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement), nor acquire any assets for the Trust Fund (other than REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, nor accept any contributions to the REMICs after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of REMIC I, REMIC II or REMIC III as REMICs or (b) cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

                  SECTION 10.03. Master Servicer and Trustee Indemnification.

                  (a) The Trustee agrees to indemnify the Trust Fund, the Insurer, the Depositor, and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Insurer, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in this Article X.

                  (b) The Master Servicer agrees to indemnify the Trust Fund, the Insurer, the Depositor and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Insurer, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in Article III or this Article X, in each case with respect to compliance with the REMIC Provisions.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  SECTION 11.01. Amendment.

                  This Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee, with the consent of the Insurer and without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or to correct any error, (iii) to amend this Agreement in any respect subject to the provisions in clauses (A) and (B) below, or (iv) if such amendment, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment; provided that such action (except any amendment described in (iv) above) shall not adversely affect in any material respect the interests of any Certificateholder (other than Certificateholders who shall consent to such amendment), as evidenced by
(A) an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, and (B) a letter from each Rating Agency, confirming that such amendment shall not cause it to lower its rating on any of the Certificates.

                  This Agreement may also be amended from time to time with the consent of the Insurer by the Depositor, the Master Servicer and the Trustee and Holders of Certificates entitled to at least 66-2/3% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall
(i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66-2/3% of the Voting Rights of such Class, or (iii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Seller or the Master Servicer or any affiliate thereof shall be entitled to Voting Rights with respect to matters described in
(i), (ii) and (iii) of this paragraph.

                  Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment will not result in the imposition of any tax on the Trust Fund pursuant to the REMIC Provisions or cause REMIC I, REMIC II or REMIC III to fail to qualify as REMICs at any time that any Certificates are outstanding.

                  Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment or a written statement describing the amendment to each Certificateholder, with a copy to the Rating Agencies.

                  It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  Prior to executing any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment is authorized or permitted by this Agreement. The cost of an Opinion of Counsel delivered pursuant to this Section 11.01 shall be an expense of the party requesting such amendment, but in any case shall not be an expense of the Trustee.

                  The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

                  SECTION 11.02. Recordation of Agreement; Counterparts.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Certificateholders, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counter parts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  SECTION 11.03. Limitation on Rights of Certificateholders.

                  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Insurer a notice of an Event of Default, or of a default by the Seller or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 51% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Insurer shall have given written consent and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 11.04. Governing Law.

                  This Agreement, the Certificates shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 11.05. Notices.

                  All demands, notices and direction hereunder shall be in writing and shall be deemed effective upon receipt when delivered to (a) in the case of the Depositor, Impac Secured Assets Corp., 1401 Dove Street, Newport Beach, California 92660, Attention: General Counsel, or such other address as may hereafter be furnished to the other parties hereto in writing; (b) in the case of the Master Servicer, Impac Funding Corporation, 1401 Dove Street, Newport Beach, California 92660, Attention: General Counsel, or such other address as may hereafter be furnished to the other parties hereto in writing;
(c) in the case of the Seller, Impac Funding Corporation, 1401 Dove Street, Newport Beach, California 92660, Attention: General Counsel, or such other address as may hereafter be furnished to the other parties hereto in writing;
(d) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing;
(e) in the case of the Rating Agencies, Standard & Poor's, 55 Water Street, New York, New York 10041 Attention: Residential Mortgage Surveillance Group and Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007; or
(f) in the case of the Insurer, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: Structured Finance--Mortgage Backed Securities or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by the Insurer. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

                  SECTION 11.06. Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provi sions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement, of the Certificates. or the rights of the holder thereof.

                  SECTION 11.07. Successors and Assigns; Third Party
                                 Beneficiary.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the Certificateholders.

                  SECTION 11.08. Article and Section Headings.

                  The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

                  SECTION 11.09. Notice to Rating Agencies and the Insurer.

                  The Trustee shall use its best efforts to promptly provide notice to each Rating Agency and the Insurer referred to below with respect to each of the following of which it has actual knowledge:

                  1. Any material change or amendment to this Agreement;

                  2. The occurrence of any Event of Default that has not been cured;

                  3. The resignation or termination of the Master Servicer or the Trustee;

                  4. The repurchase or substitution of Mortgage Loans pursuant to Section 2.03;

                  5. The final payment to Certificateholders; and

                  6. Any change in the location of the Custodial Account or the Certificate Account.

                  In addition, the Trustee and the Master Servicer shall promptly furnish to the Rating Agency copies of the following:

                  1. Each report to Certificateholders described in Section 4.02; and

                  2. Each annual independent public accountants' servicing report received as described in Section 3.20.

                  Any such notice pursuant to this Section 11.09 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to
(i) in the case of Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, (ii) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041 Attention: Residential Mortgage Surveillance Group, or, in each case, such other address as either such Rating Agency may designate in writing to the parties thereto, and (iii) in the case of the Insurer, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004,
Attention: Structured Finance--Mortgage Backed Securities or such other address as may be hereafter furnished to the Trustee in writing by the Insurer.

                  In addition to the above delivery requirements, the Depositor, the Master Servicer or the Trustee, as applicable, shall provide a copy to the Insurer, at such time as it otherwise is required to deliver pursuant to this Agreement, of any other written confirmation, written notice or legal opinion.

                  SECTION 11.10. Rights of the Insurer.

                  (a) The Insurer is an express third-party beneficiary of this Agreement.

                  (b) On each Distribution Date the Trustee shall forward to the Insurer a copy of the reports furnished to the Class A Certificateholders and the Depositor on such Distribution Date.

                  (c) The Trustee shall provide to the Insurer copies of any report, notice, Opinion of Counsel, Officer's Certificate, request for consent or request for amendment to any document related hereto promptly upon the Trustee's production or receipt thereof.

                  (d) Unless an Insurer Default exists, the Trustee and the Depositor shall not agree to any amendment to this Agreement without first having obtained the prior written consent of the Insurer, which consent shall not be unreasonably withheld.

                  (e) So long as there does not exist a failure by the Insurer to make a required payment under the Policy, the Insurer shall have the right to exercise all rights of the Holders of the Class A Certificates under this Agreement without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Insurer, except as provided herein.

                  (f) The Insurer shall not be entitled to exercise any of its rights hereunder so long as there exists a failure by the Insurer to make a required payment under the Policy.

                  IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.


                                          IMPAC SECURED ASSETS CORP.,
                                                   Depositor



                                          By: /s/ Richard J. Johnson
                                              -------------------------------


                                          IMPAC FUNDING CORPORATION,
                                                   Master Servicer



                                          By: /s/ Richard J. Johnson
                                              -------------------------------


                                          BANKERS TRUST COMPANY OF CALIFORNIA,
                                          N.A.
                                                   Trustee



                                          By: /s/ Paul T. Liu
                                              -------------------------------

STATE OF         )
                 )  ss.:
COUNTY OF        )


                  On the 30th day of September, 1999 before me, a notary public in and for said State, personally appeared _______________________, known to me to be the ______________________ of Impac Secured Assets Corp., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                  _____________________________
                                                          Notary Public


[Notarial Seal]

STATE OF        )
                )  ss.:
COUNTY OF       )


                  On the 30th day of September, 1999 before me, a notary public in and for said State, personally appeared ______________________, known to me to be the _______________ of Impac Funding Corporation, and also known to me to be the person who executed the within instrument as a duly authorized officer of said corporation on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                             _____________________________
                                                     Notary Public


[Notarial Seal]

STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )


                  On the 30th day of September, 1999, before me, a notary public in and for said State, personally appeared __________________, known to me to be a __________________ of Bankers Trust Company of California, N.A., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                             _____________________________
                                                     Notary Public


[Notarial Seal]

                                    EXHIBIT A

                           FORM OF CLASS A CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CLASS A CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

Certificate No. 1                       Adjustable Pass-Through Rate
Class A Senior
Date of Pooling and Servicing           Percentage Interest: _____%
Agreement and Cut-off Date:
September 1, 1999
First Distribution Date:                Aggregate Initial Certificate Principal
October 25, 1999                        Balance of the Class A Certificates:
                                        $____________
Master Servicer:                        Initial Certificate Principal Balance
Impac Funding Corporation               of this Certificate:
                                        $____________
Assumed Final Distribution Date:        CUSIP:  45254T AY 0
October 25, 2029



                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 1999-1

     evidencing a percentage interest in the distributions allocable to the Class A Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family adjustable interest rate first mortgage loans formed and sold by IMPAC SECURED ASSETS CORP.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Impac Secured Assets Corp., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Impac Secured Assets Corp., the Master Servicer, the Trustee or any of their affiliates. None of the Company, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class A Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family adjustable interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Impac Secured Assets Corp. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company of California, N.A. as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class A Certificates on such Distribution Date.

          Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Holder entitled thereto if such Holder shall have so notified the Trustee or such Paying Agent at least 5 Business Days prior to the related Record Date and such Holder is the registered owner of Certificates the aggregate Initial Certificate Principal Balance of which is not less than $2,500,000, or by check mailed to the address of the Holder entitled thereto, as such name and address shall appear on the Certificate Register.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

          This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

          This Certificate is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by Ambac Assurance Corporation (the "Policy").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and the Policy, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 662/3% of the Percentage Interests of each Class of Certificates affected thereby and the Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan; provided, that any such option may only be exercised if the Pool Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: September 30, 1999            BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                                 as Trustee



                                     By:_____________________________________
                                          Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                     BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                                as Certificate Registrar


                                     By:_____________________________________
                                          Authorized Signatory

                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:______________________________

________________________________________________________________________________




Dated:                                  ________________________________________
                                        Signature by or on behalf of assignor



                                                  ______________________________
                                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________ for the account of ________________________________ account number ____________________, or, if mailed by check, to _____________________________________ Applicable statements should be mailed to _____________________________________.

          This information is provided by _______________________________, the assignee named above, or _____________________________________, as its agent.

                                   EXHIBIT B-1

                          FORM OF CLASS SB CERTIFICATE

          THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CLASS A CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

          NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(D) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

          [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS SEPTEMBER 30, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[_______] OF OID PER $100,000 OF INITIAL NOTIONAL BALANCE, THE YIELD TO MATURITY IS [____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[_______] PER $100,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A

RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No. 1

Class SB Subordinate

Date of Pooling and Servicing                  Percentage Interest: _____%
Agreement and Cut-off Date:
September 1, 1999

First Distribution Date:
October 25, 1999

Master Servicer:
Impac Funding Corporation

Assumed Final Distribution Date:
October 25, 2029



                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 1999-1

     evidencing a percentage interest in the distributions allocable to the Class SB Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family adjustable interest rate first mortgage loans formed and sold by IMPAC SECURED ASSETS CORP.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Impac Secured Assets Corp., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Impac Secured Assets Corp., the Master Servicer, the Trustee or any of their affiliates. None of the Company, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family adjustable interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Impac Secured Assets Corp. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company of California, N.A. as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class SB Certificates on such Distribution Date.

          Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Holder entitled thereto if such Holder shall have so notified the Trustee or such Paying Agent at least 5 Business Days prior to the related Record Date, or by check mailed to the address of the Holder entitled thereto, as such name and address shall appear on the Certificate Register.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

          No transfer of this Class SB Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

          This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 662/3%% of the Percentage Interests of each Class of Certificates affected thereby and the Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan; provided, that any such option may only be exercised if the Pool Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: September 30, 1999            BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                                 as Trustee



                                     By:_____________________________________
                                          Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class SB Certificates referred to in the within-mentioned Agreement.

                                     BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                                as Certificate Registrar


                                     By:_____________________________________
                                          Authorized Signatory

                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:______________________________

________________________________________________________________________________



Dated:                                  ________________________________________
                                        Signature by or on behalf of assignor



                                                 _______________________________
                                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________ for the account of _____________________________________ account number ____________________, or, if mailed by check, to _____________________________________ Applicable statements should be mailed to _____________________________________.

          This information is provided by ________________________________, the assignee named above, or _____________________________________, as its agent.

                                   EXHIBIT B-2

                           FORM OF CLASS R CERTIFICATE

          THE CLASS R-__ CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS CONSTITUTING THE AVAILABLE DISTRIBUTION AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

          THIS CLASS R-__ CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

          THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

          NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(D) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

          ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE

DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY
SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Class R-__

Date of Pooling and Servicing                   Percentage Interest: _____%
Agreement and Cut-off Date:
September 1, 1999

First Distribution Date:
October 25, 1999

Master Servicer:
Impac Funding Corporation



                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                  SERIES 1999-1

     evidencing a percentage interest in any distributions allocable to the Class R-__ Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family adjustable interest rate first mortgage loans formed and sold by IMPAC SECURED ASSETS CORP.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Impac Secured Assets Corp., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Impac Secured Assets Corp., the Master Servicer, the Trustee or any of their affiliates. None of the Company, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to a Trust Fund, consisting primarily of a pool of one- to four-family adjustable interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Impac Secured Assets Corp. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class R-I Certificates on such Distribution Date.

          Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Holder of this Certificate may have additional obligations with respect to this Certificate, including tax liabilities.

          No transfer of this Class R-__ Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

          No transfer of this Class R-__ Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

          This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 662/3%% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan; provided, that any such option may only be exercised if the Pool Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: September 30, 1999            BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                          as Trustee



                                     By:_____________________________________
                                          Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class R-__ Certificates referred to in the within-mentioned Agreement.

                                     BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                                as Certificate Registrar



                                     By:_____________________________________
                                                Authorized Signatory

                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________________

________________________________________________________________________________



Dated:                                  ________________________________________
                                        Signature by or on behalf of assignor



                                                  ______________________________
                                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _____________________________________ account number _____________________, or, if mailed by check, to _____________________________________ Applicable statements should be mailed to _____________________________________.

          This information is provided by _______________________________, the assignee named above, or _____________________________________, as its agent.

                                    EXHIBIT C

                      FORM OF TRUSTEE INITIAL CERTIFICATION


                                                         September 30, 1999


Impac Funding Corporation
1401 Dove Street
Newport Beach, California 92660

Impac Secured Assets Corp.
1401 Dove Street
Newport Beach, California 92660

     Re: Pooling and Servicing Agreement, dated as of September 1, 1999 among Impac Secured Assets Corp., Impac Funding Corporation and Bankers Trust Company of California, N.A., Mortgage Pass-Through Certificates, Series 1999-1
          ----------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: (i) all documents required to be included in the Mortgage File are in its possession;
(ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth in items (i), (ii), (iii) and
(iv) of the definition or description of "Mortgage Loan Schedule" is correct.

                  The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representation that any documents specified in clause (vi) of Section
2.01 should be included in any Mortgage File. The Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Trustee.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                                                BANKERS TRUST COMPANY OF
                                                CALIFORNIA, N.A., as Trustee



                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

                                    EXHIBIT D

                       FORM OF TRUSTEE FINAL CERTIFICATION


                                                           -----------, ----

Impac Funding Corporation
1401 Dove Street
Newport Beach, California 92660

Impac Secured Assets Corp.
1401 Dove Street
Newport Beach, California 92660

     Re: Pooling and Servicing Agreement, dated as of September 1, 1999 among Impac Secured Assets Corp., Impac Funding Corporation and Bankers Trust Company of California, N.A., Mortgage Pass-Through Certificates, Series 1999-1
           ----------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received the documents set forth in Section 2.01.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representation that any documents specified in clause (vi) of Section 2.01 should be included in any Mortgage File. The Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Trustee.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                                  BANKERS TRUST COMPANY OF
                                                  CALIFORNIA, N.A., as Trustee

                                                  By:___________________________
                                                  Name:_________________________
                                                  Title:________________________

                                    EXHIBIT E

                            FORM OF REMITTANCE REPORT

                             (Provided Upon Request)

                                   EXHIBIT F-1

                               REQUEST FOR RELEASE
                                  (for Trustee)

Loan Information
----------------

         Name of Mortgagor:                       _____________________________

         Master Servicer
         Loan No.:                                _____________________________

Trustee
-------

         Name:                              _____________________________

         Address:                                 _____________________________

                                                  _____________________________

         Trustee
         Mortgage File No.:                       _____________________________


Request for Requesting Documents (check one):
--------------------------------

1.      Mortgage Loan Liquidated.

              (The Master Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and deposited into the Custodial Account to the extent required pursuant to the Pooling and Servicing Agreement.)

2.      Mortgage Loan in Foreclosure.

3. Mortgage Loan Repurchased Pursuant to Section 9.01 of the Pooling and Servicing Agreement.

4. Mortgage Loan Repurchased Pursuant to Article II of the Pooling and Servicing Agreement.
               (The Master Servicer hereby certifies that the repurchase price has been deposited into the Custodial Account pursuant to the Pooling and Servicing Agreement.)

5.      Other (explain).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          The undersigned Master Servicer hereby acknowledges that it has received from _____________________________________, as Trustee for the Holders
of Mortgage Pass-Through Certificates, Series 1999-1, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement, dated as of September 1, 1999 (the "Pooling and Servicing Agreement"), among Impac Secured Assets Corp., Impac Funding Corporation and the Trustee.

( ) Promissory Note dated _______________, 19__, in the original principal sum of $__________, made by _____________________, payable to, or endorsed to the order of, the Trustee.

( )  Mortgage recorded on _____________________ as instrument no.
     ____________________ in the County Recorder's Office of the County of
     _________________, State of __________________ in book/reel/docket
     _________________ of official records at page/image _____________.

( )  Deed of Trust recorded on ___________________ as instrument no.
     ________________ in the County Recorder's Office of the County of
     _________________, State of __________________ in book/reel/docket
     _________________ of official records at page/image ______________.

( )  Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
     ___________________ as instrument no. _________ in the County Recorder's Office of the County of __________, State of _______________ in book/reel/docket ____________ of official records at page/image
     ____________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

     ( )   ---------------------------------------------

     ( )   ---------------------------------------------

     ( )   ---------------------------------------------

     ( )   ---------------------------------------------

          The undersigned Master Servicer hereby acknowledges and agrees as follows:

               (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

               (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

               (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Custodial Account and except as expressly provided in the Agreement.

               (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                                  IMPAC FUNDING CORPORATION

                                                  By:___________________________

                                                  Its:__________________________



Date: _____________________, 19__

                                   EXHIBIT F-2

                               REQUEST FOR RELEASE
                          [Mortgage Loans Paid in Full]

                     OFFICER'S CERTIFICATE AND TRUST RECEIPT
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1999-1


______________________________________ HEREBY CERTIFIES THAT HE/SHE IS AN
OFFICER OF THE MASTER SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN
MADE.

LOAN NUMBER:  _______________                      BORROWER'S NAME:_____________

COUNTY:_____________________

WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE CUSTODIAL ACCOUNT PURSUANT TO SECTION
3.10 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.

___________       ______________________           DATED:______________

/ /      VICE PRESIDENT

/ /      ASSISTANT VICE PRESIDENT

                                   EXHIBIT G-1

                     FORM OF INVESTOR REPRESENTATION LETTER


                                  _______ , 19 __


Impac Secured Assets Corp.
1401 Dove Street
Newport Beach, California 92660

Bankers Trust Company of California, N.A.
3 Park Plaza, 16th Floor
Irvine, California  92614

Attention: Impac Secured Assets Corp. Series 1999-1

          Re:      Impac Secured Assets Corp.
                   Mortgage Pass-Through Certificates, Series 1999-1, Class __
                   -----------------------------------------------------------

Ladies and Gentlemen:

          _____________________ (the "Purchaser") intends to purchase from
___________________ (the "Seller") $ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1999-1, Class _ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1999 among Impac Secured Assets Corp. as seller (the "Company"), Impac Funding Corporation, as master servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates,
          (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available,
          (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

               2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

               3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

               4. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

               [5. The Purchaser

                         (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

                         (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60; or

                         (c) has provided the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

          In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such

Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a), (b) or (c) above.

                                                  Very truly yours,

                                                  ______________________________

                                                  By:___________________________
                                                  Name:_________________________
                                                  Title:________________________

                                   EXHIBIT G-2

                    FORM OF TRANSFEROR REPRESENTATION LETTER


Impac Secured Assets Corp.
1401 Dove Street
Newport Beach, California 92660

Bankers Trust Company of California, N.A.
3 Park Plaza, 16th Floor
Irvine, California  92614

Attention: Impac Secured Assets Corp. Series 1999-1


                                                  ________ , 19 __



           Re:   Impac Secured Assets Corp.
                 Mortgage Pass-Through Certificates, Series 1999-1, Class __
                 -----------------------------------------------------------

Ladies and Gentlemen:

          In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1999- 1, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1999 among Impac Secured Assets Corp., as seller (the "Company"), Impac Funding Corporation, as master servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

          Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,

                                            ____________________________________
                                            (Seller)



                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                   EXHIBIT G-3

                   FORM OF RULE 144A INVESTMENT REPRESENTATION


          Description of Rule 144A Securities, including numbers:

                           Impac Secured Assets Corp.
                       Mortgage Pass-Through Certificates
                        Series 1999-1, Class ___, No. ___


          The undersigned seller, as registered holder (the "Transferor"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

          1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Transferor hereby certifies the following facts: Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Transferor has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

          2. The Buyer warrants and represents to, and covenants with, the Transferor, the Trustee and the Master Servicer pursuant to Section 5.02 of the Pooling and Servicing Agreement as follows:

                    a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                    b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                    c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Transferor, the Trustee or the Master Servicer.

                    d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule

     144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                    e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the account of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only
     (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          3. The Buyer warrants and represents to, and covenants with, the Transferor, the Servicer and the Depositor that either (1) the Buyer is not an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("Plan"), or a plan within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 (the "Code") (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (2) the Buyer's purchase of the Rule 144A Securities will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

          4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

          IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


_________________________________             _________________________________
    Print Name of Transferor                                Print Name of Buyer

By:______________________________             By:______________________________
   Name:                                      Name:
   Title:                                        Title:


Taxpayer Identification:                      Taxpayer Identification:

No.__________________________                 No.______________________________

Date:________________________                 Date:____________________________

                                                          ANNEX 1 TO EXHIBIT G-3
                                                          ----------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

          2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statement, a copy of which is attached hereto.

     ___ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     ___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance

---------------------
1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

          commissioner or a similar official or agency of a State, territory or the District of Columbia.

     ___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

          3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

          5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___     ___    Will the Buyer be purchasing the Rule 144A

  Yes     No     Securities only for the Buyer's own account?

          6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

          7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.



                                     __________________________________________
                                     Print Name of Buyer


                                     By:  _____________________________________
                                          Name:
                                          Title:


                                     Date:_____________________________________

                                                          ANNEX 2 TO EXHIBIT G-3
                                                          ----------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

              [For Buyers That Are Registered Investment Companies]


          The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                     __________________________________________
                                     Print Name of Buyer


                                     By:__________________________________
                                     Name:
                                     Title:

                                     IF AN ADVISER:

                                     __________________________________________
                                     Print Name of Buyer


                                     Date:_____________________________________

                                   EXHIBIT G-4

                         FORM OF TRANSFEROR CERTIFICATE

                                             ___________________, 19__

Impac Secured Assets Corp.
1401 Dove Street
Newport Beach, California 92660

Bankers Trust Company of California, N.A.
3 Park Plaza, 16th Floor
Irvine, California  92614

Attention: Impac Secured Assets Corp. Series 1999-1

             Re: Impac Secured Assets Corp.
                  Mortgage Pass-Through Certificates
                  Series 1999-1, Class __

Ladies and Gentlemen:

          This letter is delivered to you in connection with the sale by ___________________________ (the "Seller") to _____________________________ (the
"Purchaser") of a ___% Percentage Interest in the Mortgage Pass-Through Certificates, Series 1999-1, Class R-__ (the "Certificates"), issued pursuant to
Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1999, among Impac Secured Assets Corp., as seller (the "Company"), Impac Funding Corporation, as master servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

          1. No purpose of the Seller relating to the sale of the Certificates by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

          2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-5. The Seller does not know or believe that any representation contained therein is false.

          3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E- 1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they have become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of the Certificates may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

          4. The Seller has no actual knowledge that the proposed Transferee is a Disqualified Organization, an agent of a Disqualified Organization or a Non-United States Person.

                                            Very truly yours,

                                     _____________________________________
                                            (Seller)

                                     By:__________________________________
                                     Name:_____________________________
                                     Title:_______________________________

                                   EXHIBIT G-5

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT



STATE OF                     )
                       : ss.:
COUNTY OF                    )


          ___________________, being first duly sworn, deposes, represents and warrants:

          1. That he/she is [Title of Officer] of [Name of Owner], a [savings institution] [corporation] duly organized and existing under the laws of [the State of ___________] [the United States], (the "Owner"), (record or beneficial owner of the Class R-__ Certificates on behalf of which he/she makes this affidavit and agreement). This Class R-__ Certificate was issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 1999 among Impac Secured Assets Corp., as depositor, Impac Funding Corporation, as master servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as trustee (the "Trustee").

          2. That the Owner (i) is not and will not be a "disqualified organization" as of _______________[date of transfer] within the meaning of
Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R-__ Certificates, and
(iii) is acquiring the Class R-__ Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R-__ Certificates to disqualified organizations under the Code, that applies to all transfers of Class R-__ Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R-__ Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R-__ Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. That the Owner is aware that the Trustee will not register the transfer of any Class R- __ Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. That the Owner has reviewed the restrictions set forth on the face of the Class R-__ Certificates and the provisions of Section 5.02(e) of the Pooling and Servicing Agreement under which the Class R-__ Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(e) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(e)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R-__ Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          8. The Owner's Taxpayer Identification Number is ______________.

          9. This affidavit and agreement relates only to the Class R-__ Certificates held by the Owner and not to any other holder of the Class R-__ Certificates. The Owner understands that the liabilities described herein relate only to the Class R-__ Certificates.

          10. That no purpose of the Owner relating to the transfer of any of the Class R-__ Certificates by the Owner is or will be to impede the assessment or collection of any tax.

          11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R-__ Certificate that the Owner intends to pay taxes associated with holding such Class R-__ Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R-__ Certificate.

          12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R-__ Certificates remain outstanding.

          13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          14. (a) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA; or

          (b) The purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or
Section 4975 of the Code, will not subject the Company, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and, with respect to each source of funds ("Source") being used by the Purchaser to acquire the Certificates, each of the following statements are accurate: (a) the Purchaser is an insurance company; (b) the Source is assets of the Purchaser's "general account;" (c) the conditions set forth in Sections I and III of Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and (d) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

          (c) The Owner will provide the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

     In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a), (b) or (c) above.

     Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ____________,
____.


                                                 [NAME OF OWNER]


                                            By:________________________________
                                                 [Name of Officer]
                                                 [Title of Officer]

[Corporate Seal]

ATTEST:

________________________________
[Assistant] Secretary

          Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that such person executed the same as such person's free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ___ day of _____________, 19__.



                                     ______________________________________
                                               NOTARY PUBLIC

                                     COUNTY OF ____________________________
                                     STATE OF _____________________________
                                     My Commission expires the ____ day of
                                     _______, 19__.

                                   EXHIBIT G-6

         FORM OF INVESTOR REPRESENTATION LETTER FOR INSURANCE COMPANIES


                                                  ________, 199__

Impac Secured Assets Corp.
1401 Dove Street
Newport Beach, California 92660

Bankers Trust Company of California, N.A.
3 Park Plaza, 16th Floor
Irvine, California  92614

Attention: Impac Secured Assets Corp. Series 1999-1

          Re: Impac Secured Assets Corp.
              Mortgage Pass-Through Certificates, Series 1999-1, Class __
              -----------------------------------------------------------

Ladies and Gentlemen:

          _______________ (the "Purchaser") intends to purchase from __________ (the "Seller") $____________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1999-1, Class __ (the "Certificate"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1999, among Impac Secured Assets Corp., as seller (the "Company"), Impac Funding Corporation, as master servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               1. The Certificates purchased pursuant hereto will not be transferred to any employee benefit plan or other retirement arrangement including individual retirement accounts and Keogh plans that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan").

               2. The Purchaser is an insurance company and the source of funds used to purchase the Certificates is an "insurance company general account" (as such term is defined in Prohibited Transaction Class Exemption 95-60 issued by the U.S. Department of Labor ("PTCE 95-60") and there is no plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other plans maintained by the same employer (or affiliate thereof as defined in PTCE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under PTCE 95-60) as of the date of acquisition of such Certificates.

                                        Very truly yours,

                                        ________________________________
                                        (Purchaser)

                                        By:_____________________________
                                        Name:_______________________
                                        Title:__________________________

                                    EXHIBIT H

                             MORTGAGE LOAN SCHEDULE

                             (Provided Upon Request)

                                    EXHIBIT I

                      SELLER REPRESENTATIONS AND WARRANTIES

Seller's Representations Assigned by Depositor to Trustee

          Representations and Warranties. Pursuant to the Mortgage Loan Purchase Agreement, the Seller has made certain representations and warranties to the Depositor. The Seller shall confirm such representations and warranties and shall deliver a Seller's Warranty Certificate and an Officers' Certificate on the Closing Date (i) reaffirming such representations and warranties and (ii) specifically restating and reaffirming the following representations and warranties as of such date. The following representations are, pursuant to the Pooling and Servicing Agreement, assigned by the Depositor to the Trustee for the benefit of the Certificateholders and the Insurer, together with the related repurchase rights specified in the Mortgage Loan Purchase Agreement. Pursuant to the Mortgage Loan Purchase Agreement, the Seller's Warranty Certificate and related Officer's Certificate, the Seller affirms each such representation and warranty and agrees, consents to and acknowledges the assignment thereof to the Trustee. All capitalized terms herein shall have the meanings assigned in the Pooling and Servicing Agreement and the Seller's Warranty Certificate, as applicable.

          The Seller hereby represents and warrants to the Depositor and Trustee, as to each Mortgage Loan, that as of the Closing Date or as of such other date specifically provided herein:

     (a) the information set forth in the Mortgage Loan Schedule hereto is true and correct in all material respects;

     (b) the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, (i) if required by law in the jurisdiction where the Mortgaged Property is located, or (ii) to protect the interests of the Trustee on behalf of the Certificateholders and the Insurer;

     (c) except as otherwise set forth in the Mortgage Loan Schedule, the Mortgage File for each Mortgage Loan contains a true and complete copy of each of the documents contained in such Mortgage File, including all amendments, modifications and, if applicable, waivers and assumptions that have been executed in connection with such Mortgage Loan;

     (d) immediately prior to the transfer to the Purchaser, the Seller was the sole owner of beneficial title and holder of each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Seller has full right and authority to sell or assign the same pursuant to this Agreement;

     (e) each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

     (f) no payment of principal of or interest on or in respect of any Mortgage Loan is 30 or more days past due;

     (g) there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in
          (l) below;

     (h) as of the Cut-Off Date, (i) no Mortgage Loan had been 30 days or more delinquent more than once during the preceding 12 months, (ii) no Mortgage Loan had been delinquent for 60 days or more during the preceding 12 months and (iii) to Seller's knowledge, there was no delinquent tax or assessment lien against the property subject to any Mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property;

     (i) there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

     (j) to Seller's knowledge, except to the extent insurance is in place which will cover such damage, the physical property subject to any Mortgage is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

     (k) to the best of Seller's knowledge, each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws; provided, however, that the Seller makes no representation or warranty with respect to the legality or illegality of any fees, overages, yield spread premiums, servicing release premiums or back-end points that may have been paid to a broker or brokers in connection with the any Mortgage Loan; each Mortgage Loan is being serviced in all material respects in accordance with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws;

     (l) a lender's title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to FNMA or FHLMC, was issued on the date that each Mortgage Loan was created by a title insurance company which, to the best of Seller's knowledge, was qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Seller and its successors and assigns that the Mortgage is a first priority lien on the related

          Mortgaged Property in the original principal amount of the Mortgage Loan. Seller is the sole insured under such lender's title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable;

     (m) in the event the Mortgage constitutes a deed of trust, either a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage or if no duly qualified trustee has been properly designated and so serves, the Mortgage contains satisfactory provisions for the appointment of such trustee by the holder of the Mortgage at no cost or expense to such holder, and no fees or expenses are or will become payable by Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the mortgagor;

     (n)  [reserved]

     (o) at the time of origination, each Mortgaged Property was the subject of an appraisal which conforms to the originator's underwriting requirements, and a complete copy of such appraisal is contained in the Mortgage File;

     (p) on the basis of a representation by the borrower at the time of origination of the Mortgage Loans, at least 98.97% of the Mortgage Loans (by aggregate principal balance) will be secured by Mortgages on owner-occupied primary residence properties;

     (q) neither the Seller nor any servicer of the related Mortgage Loans has advanced funds or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for (i) interest accruing from the date of the related Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which precedes by 30 days the first Due Date under the related Mortgage Note, and (ii) customary advances for insurance and taxes;

     (r) each Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of Seller's knowledge, all parties to each Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

     (s) to the extent required under applicable law, each conduit seller and subsequent mortgagee or servicer of the Mortgage Loans was authorized to transact and do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held or serviced the Mortgage Loan; and any obligations of the holder of the related Mortgage Note, Mortgage and other loan documents have been complied with in all material respects; servicing of each Mortgage Loan has been in accordance with Seller's servicing requirements and the terms of the Mortgage Notes, the Mortgage and other loan documents, whether the creation of such Mortgage Loan and servicing was done by the Seller, its affiliates, or any third party which created the Mortgage Loan on behalf of, or sold the Mortgage Loan to, any of them, or any servicing agent of any of the foregoing;

     (t) the related Mortgage Note and Mortgage contain customary and enforceable provisions such as to render the rights and remedies of the holder adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial, or, if applicable, non-judicial foreclosure, and, to Seller's knowledge, there is no homestead or other exemption available to the Mortgagor which would interfere with such right to foreclosure;

     (u) except with respect to holdbacks required by certain Mortgage Loans which holdbacks create a fund for (i) the repair of Mortgaged Property due to damage from adverse weather conditions, or (ii) the completion of new construction, or both, the proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off- site improvements and as to disbursements of any escrow funds therefor have been complied with; and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

     (v) as of the Closing Date, the improvements on each Mortgaged Property securing a Mortgage Loan is insured (by an insurer which is acceptable to the Seller) against loss by fire and such hazards as are covered under a standard extended coverage endorsement in the locale in which the Mortgaged Property is located, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage Loan or the outstanding principal balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project; if upon origination of the related Mortgage Loan, the improvements on the Mortgaged Property were in an area identified as a federally designated flood area, a flood insurance policy is in effect in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the restorable cost of improvements located on such Mortgaged Property or (iii) the maximum coverage available under federal law; and each Mortgage obligates the Mortgagor thereunder to maintain the insurance referred to above at the Mortgagor's cost and expense;

     (w) there is no material monetary default existing under any Mortgage or the related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Seller, any of its affiliates nor any servicer of any related Mortgage Loan has taken any action to waive any material default, breach or event of acceleration; no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

     (x) to Seller's knowledge, no Mortgagor, at the time of origination of the applicable Mortgage, was a debtor in any state or federal bankruptcy or insolvency proceeding;

     (y) each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act;

     (z) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

     (aa) to Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

     (bb) no instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Trustee;

     (cc) No Mortgage Loan provides for a balloon payment and each Mortgage Note contains provisions providing for its full amortization by the end of its original term and is payable on the first day of each month in monthly installments of principal and interest, with interest payable in arrears, over an original term of not more than 30 years;

     (dd) no Mortgage Loan was originated based on an appraisal of the related Mortgaged Property made prior to completion of construction of the improvements thereon unless a certificate of completion was obtained prior to closing of the Mortgage Loan;

     (ee) each of the Mortgaged Properties consists of a single parcel of real property with a detached single-family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project or a townhouse, or an individual unit in a planned unit development.

     (ff) no Mortgaged Property consists of a single parcel of real property with a cooperative housing development erected thereon. Any condominium unit or planned unit development conforms with Progressive Loan Series Program requirements regarding such dwellings or is covered by a waiver confirming that such condominium unit or planned unit development is acceptable to Seller.

     (gg) as of the Cut-Off Date, the Net Mortgage Rate of each Mortgage Loan was not more than 12.990% per annum and not less than 5.500% per annum, and the weighted average Net Mortgage Rate of the Mortgage Loans was approximately 8.284% per annum;

     (hh) measured by principal balance, no more than 6.58% of the Mortgage Loans are secured by an individual unit in a condominium project, and at least 88.68% of the Mortgage

          Loans are secured by real property with a detached single-family residence erected thereon, including de minimis PUDs.

     (ii) as of the Cut-Off Date, the remaining scheduled term of each 30-Year Mortgage Loan is not more than 360 months and not less than 313 months;

     (jj) as of the Cut-Off Date, no more than 11.82% (by aggregate principal balance) of the Mortgage Loans are cash-out refinances;

     (kk) as of the Cut-Off Date, no more than 8.84% (by aggregate principal balance) of the Mortgage Loans are rate and term refinances;

     (ll) as of the Cut-Off Date, no fewer than 79.34% (by aggregate principal balance) of the Mortgage Loans are purchase money loans;

     (mm) as of the Cut-Off Date, no more than 74.72% of the Mortgage Loans (by principal balance) are secured by properties located in the state of California;

     (nn) the original principal balances of the Mortgage Loans ranged from approximately $36,100 to approximately $650,000. The maximum outstanding principal balance of any Mortgage Loan as of the Cut-off Date was approximately $650,000.00 and the average outstanding principal balance was approximately $207,094.

     (oo) with respect to Mortgaged Properties at the time of origination of the related Mortgage Loans, measured by aggregate unpaid principal balance as of the Cut-off Date, at least 98.97% of the Mortgaged Properties are owner occupied primary residences, no more than 0.86% of the Mortgaged Properties are second homes and approximately 0.16% of the Mortgaged Properties are investor owned properties;

     (pp) as of the Cut-off Date, all of the Mortgage Loans are 30-Year Mortgage Loans;

     (qq) as of the Cut-off Date, approximately 43.04% (by principal balance) of the Mortgage Loans were originated under, or in accordance with the standards of, Series I of the Progressive Express Loan Series Program;

     (rr) as of the Cut-off Date, approximately 40.20% (by principal balance) of the Mortgage Loans were originated under, or in accordance with the standards of, Series II of the Progressive Express Loan Series Program;

     (ss) as of the Cut-off Date, approximately 3.97% (by principal balance) of the Mortgage Loans were originated under, or in accordance with the standards of, Series III of the Progressive Express Loan Series Program;

     (tt) as of the Cut-off Date, approximately 4.25% (by principal balance) of the Mortgage Loans, respectively, were originated under, or in accordance with the standards of, Series IV of the Progressive Express Loan Series Program;

     (vv) as of the Cut-off Date, approximately 1.21% (by principal balance) of the Mortgage Loans, were originated under, or in accordance with the standards of, Series V of the Progressive Express Loan Series Program;

     (xx) each Mortgage Loan constitutes a "qualified mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1);

     (yy) No selection procedure reasonably believed by the Seller to be adverse to the interests of the Certificateholders was utilized in selecting the Mortgage Loans;

     (zz) No selection procedure reasonably believed by the Seller to be adverse to the interests of the Certificateholders or the Insurer was utilized in selecting the Mortgage Loans;

    (aaa) Except with respect to approximately 1.00% of the Mortgage Loans, each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80.00% will be insured by either (i) a Primary Insurance Policy issued by a private mortgage insurer or (ii) by an insurance policy issued by Radian Guaranty, Inc; and

    (bbb) No Mortgage Loan allows the related Mortgagor to convert the Mortgage Rate thereon to a fixed rate.

                                    EXHIBIT J

                        Form of Notice Under Section 3.24


                                                 ___________, 1999


Bankers Trust Company of California, N.A.
3 Park Plaza, 16th Floor
Irvine, California  92614

                 Re:    Mortgage Pass-Through Certificates, Series 1999-1
                        -------------------------------------------------


     Pursuant to Section 3.25 of the Pooling and Servicing Agreement, dated as of September 1, 1999, relating to the Certificates referenced above, the undersigned does hereby notify you that:

     (a) The prepayment assumption used in pricing the Certificates was a Constant Prepayment Rate ("CPR") of __% per annum.

     (b) With respect to each Class of the captioned Certificates, set forth below is (i), the first price, as a percentage of the Certificate Principal Balance of each Class of Certificates, at which 10% of the aggregate Certificate Principal Balance of each such Class of Certificates was first sold at a single price, if applicable, or (ii) if more than 10% of a Class of Certificates have been sold but no single price is paid for at least 10% of the aggregate Certificate Principal Balance of such Class of Certificates, then the weighted average price at which the Certificates of such Class were sold expressed as a percentage of the Certificate Principal Balance of such Class of Certificates,
(iii) if less than 10% of the aggregate Certificate Principal Balance of a Class of Certificates has been sold, the purchase price for each such Class of Certificates paid by Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") expressed as a percentage of the Certificate Principal Balance of such Class of Certificates calculated by: (1) estimating the fair market value of each such Class of Certificates as of September 30, 1999; (2) adding such estimated fair market value to the aggregate purchase prices of each Class of Certificates described in clause (i) or (ii) above; (3) dividing each of the fair market values determined in clause (1) by the sum obtained in clause (2);
(4) multiplying the quotient obtained for each Class of Certificates in clause
(3) by the purchase price paid by the Underwriter for all the Certificates purchased by it; and (5) for each Class of Certificates, dividing the product obtained from such Class of Certificates in clause (4) by the initial Principal Balance of such Class of Certificates or (iv) the fair market value (but not less than zero) as of the Closing Date of each Certificate of each Class of Certificates retained by the Depositor or an affiliate corporation, or delivered to the seller:

                 Class A:        ____________

     The prices and values set forth above do not include accrued interest with respect to periods before the closing.

                                     IMPAC SECURED ASSETS CORP.


                                     By:________________________________
                                     Name:
                                     Title:

                                    EXHIBIT K

                      CERTIFICATE GUARANTY INSURANCE POLICY

                                    EXHIBIT L

                 SCHEDULE OF YIELD MAINTENANCE NOTIONAL BALANCES